UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7492
                                                     ---------------------

         Nuveen Insured California Premium Income Municipal Fund 2, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                   ANNUAL REPORT August 31, 2006


                        Nuveen Investments
                        Municipal Closed-End Funds

     NUVEEN INSURED
 CALIFORNIA PREMIUM
   INCOME MUNICIPAL
         FUND, INC.
                NPC

     NUVEEN INSURED
 CALIFORNIA PREMIUM
   INCOME MUNICIPAL
       FUND 2, INC.
                NCL

  NUVEEN CALIFORNIA
     PREMIUM INCOME
     MUNICIPAL FUND
                NCU

  NUVEEN CALIFORNIA
 DIVIDEND ADVANTAGE
     MUNICIPAL FUND
                NAC

  NUVEEN CALIFORNIA
 DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
                NVX

  NUVEEN CALIFORNIA
 DIVIDEND ADVANTAGE
   MUNICIPAL FUND 3
                NZH

     NUVEEN INSURED
CALIFORNIA DIVIDEND
          ADVANTAGE
     MUNICIPAL FUND
                NKL

     NUVEEN INSURED
CALIFORNIA TAX-FREE
          ADVANTAGE
     MUNICIPAL FUND
                NKX


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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS


     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     October 16, 2006

Nuveen Investments California Municipal Closed-End Funds
(NPC, NCL, NCU, NAC, NVX, NZH, NKL, NKX)

Portfolio Manager's
        COMMENTS



Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the annual performance of these eight Funds. Scott, who joined Nuveen Investments in 2000, has managed NCU, NAC, NVX, NZH, NKL, and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2006?

During this reporting period, we saw increases in interest rates across virtually the entire yield curve, resulting in a general decline in bond prices. Through much of the period, however, rates at the longer end of the curve remained more stable than those at the short end. Between September 1, 2005 and August 31, 2006, the Federal Reserve announced increases in the fed funds rate at seven of its eight Open Market Committee meetings, leaving the rate unchanged at the August 8, 2006 session. These seven 0.25% increases raised the short-term target by 175 basis points, from 3.50% to 5.25%, its highest level since March 2001. By comparison, the yield on the benchmark 10-year U.S. Treasury note rose 71 basis points during this period to end August 2006 at 4.73%. As short-term rates approached and exceeded the levels of long-term rates, the yield curve flattened and then inverted.

In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 4.91% at the end of August 2006, an increase of just four basis points from the end of August 2005.

Despite rising interest rates, elevated energy prices and a softening housing market, the overall economy remained relatively resilient. After expanding at a rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) growth rate slowed to 1.8% in the fourth quarter of 2005, then rebounded sharply to 5.6% in the first quarter of 2006 (all GDP numbers annualized). In the second quarter of 2006, GDP growth moderated to 2.6% with the deceleration reflecting a decline in federal spending as well as a major downturn in residential investment. In general, the jobs picture remained positive, with national unemployment at 4.7% in August 2006, down from 4.9% in August 2005. However, the markets continued to keep a close eye on inflation trends, as the year-over-year increase in the Consumer Price Index registered 3.8% in August 2006. During the first eight months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at an annualized rate of 4.6%, compared with 3.4% for all of 2005.

Over the 12 months ended August 2006, municipal bond issuance nationwide totaled $368.2 billion, down 7% from the previous 12 months. This total reflected the general decrease in the supply of municipal securities during 2006. During the first eight months of 2006, $235.5 billion in new securities came to market, off 15% from the same period in 2005. A major factor in 2006's drop-off was the sharp reduction in pre-refunding volume, which fell more than 56% from 2005 levels as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with individual investors, property and casualty insurance companies, and hedge funds all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

California ranked as the 15th fastest growing state economy in the nation in 2005, led by the leisure and hospitality sector, professional and business services, and construction. California's $1.6 trillion economy remained diverse, with international trade, technology, financial services and defense serving as additional key drivers. Over the past six months, the state's ports benefited from the nearly 10% growth in Asian trade, while Mexico remained California's largest international trading partner. In August 2006, California's unemployment rate was 4.9%, down from 5.2% in August 2005. While approximately 20% of the jobs created in California during the 12-month period were generated by the construction industry, concerns about the disproportionate impact of a housing slowdown on the California economy have not yet been realized. Population trends in the state, with growth of more than 8% over the past five years, remained positive.

Due to strong revenue growth resulting from economic expansion, California's fiscal condition improved over the past 12 months, as personal income tax receipts for fiscal 2006 surpassed the previous peak posted in 2001. The state's general fund ended fiscal 2006 with an estimated balance of $6.5 billion, and plans call for carrying forward the majority of these funds into fiscal 2007 to offset a $3.7 billion deficit in the $125.6 billion fiscal 2007 budget and prepay internal and external debt. Even withimprovements, however, California's budget remained structurally imbalanced, and deficits in excess of $3 billion were forecast for fiscal 2008 and 2009. Citing the improved tax revenue trends, both Moody's and Standard & Poor's upgraded California's general obligation bonds to A1 and A+, respectively, from A2 and A in May 2006. For the 12 months ended August 31, 2006, municipal issuance in California totaled $51.0 billion, on par with issuance for the previous 12 months. During the first eight months of 2006, however, California supply declined sharply, falling 20% from that of January-August 2005, to $30.3 billion. California remained the largest state issuer in the nation for both the 12-month and year-to-date periods. A referendum authorizing the issuance of $37 billion of additional general obligation debt, down from the original proposal of $68 billion, is scheduled to appear on the state's November 2006 ballot. If passed, this referendum would increase California's general fund-supported debt by 67%.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

As short term interest rates rose and the municipal bond yield curve flattened during this 12-month period, we continued to emphasize a disciplined approach to duration1 management and yield curve positioning. Over this period, two factors caused the durations of some of these California Funds to shorten more quickly relative to the general market. First, with the flattening of the curve, we saw a major acceleration in advance refunding2 activity during the first half of this period. While these pre-refundings benefited the Funds' performance in the short-term, they also had a shortening effect on the Funds' durations. The second factor was the natural tendency of a bond's duration to shorten as time passes. During the second half of this period, we took a proactive



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

approach to mitigating some of the potential risks associated with these changes in duration. (A fund's price performance can also be hampered if the fund's duration is too short during a period when the market rallies.)

Because interest rates at the longer end of the yield curve remained relatively low over this period, we believed the most prudent approach to maintaining the Funds' durations within our preferred strategic range was the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in previous shareholder reports, we began using these swaps strategies in late 2004 in an effort to control interest rate risk, that is, to reduce the impact of movements in interest rates on the value of the Funds' investments. The swaps are not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective is to manage the durations of these Funds without having a negative impact on their income streams or common share dividends over the short term. In line with this objective, we placed swaps on NAC in June 2006, and NPC, NCL, and NVX in July 2006. These swaps performed as expected for the remainder of the period. In NKL and NKX, where we had implemented swaps in a previous period, the natural reduction in duration that occurs with the passage of time had brought these funds close enough to duration targets to allow us to remove the swaps during this period. (NCU and NZH did not use swaps during this period because we believed their durations were appropriate relative to the general market.) We also purchased a small number of U.S. Treasury note futures contracts for NAC.

This strategy also enhanced our management of the Funds' yield curve positioning. Because of the low, longer term interest rate environment over the past few years that, as noted, made advance refundings more attractive, the potential call exposure for bonds in these Funds had become unevenly distributed along the yield curve. Forward interest rate swaps provided a way to smooth out these distributions and neutralize the Funds' over or under exposure to certain parts of the yield curve.

Overall, portfolio turnover was relatively light during much of this period, because the rate environment was not advantageous for active trading. In addition, as previously mentioned, issuance in California declined sharply during the first eight months of 2006. In watching the market for potential new additions for our portfolios, we focused mainly on attractively priced, premium coupon3 bonds maturing in 15 to 25 years. Overall, we believed that bonds in this part of the yield curve offered strong performance potential, better value, and attractive reward opportunities without excessive risk. Since California is a relatively high-quality state, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. One of our major purchases during this period was A+ rated bonds issued by the California Statewide Community Development Authority for the Kaiser Permanente Hospital System, which we added to NCU, NAC, NVX and NZH.

We also continued to emphasize maintaining weightings of lower-quality bonds in the four uninsured Funds (NCU, NAC, NVX, and NZH) and NKL and NKX (which can invest up to 20% of their assets in non AAA rated insured investment-grade quality securities). However, as credit spreads continued to narrow and municipal supply tightened in 2006, we generally found fewer attractively structured lower-rated credit opportunities in the California market, and we added very little in the way of new positions at the lower end of the credit spectrum. Overall, these California Funds continued to have good exposure to the lower-rated credit categories.

Given market concerns about oil prices, inflation and the actions of the Federal Reserve over the past 12 months, we did see some volatility in longer term yields over this period, with rates peaking in October 2005 and again in June 2006. These spikes in rates provided us with opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits with comparatively higher yields. This allowed us to maintain much of the Funds' current favorable portfolio characteristics while strengthening their future income streams. We also sold some of our holdings of state of California general obligation bonds (G.O.) when we believed that current prices made these bonds attractive sales candidates.


3 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than the current coupon levels of par bonds with similar durations. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 8/31/06

UNINSURED FUNDS            1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NCU                        2.72%            6.62%             7.43%
--------------------------------------------------------------------------------
NAC                        3.63%            7.00%             NA
--------------------------------------------------------------------------------
NVX                        3.82%            6.48%             NA
--------------------------------------------------------------------------------
NZH                        3.81%            NA                NA
--------------------------------------------------------------------------------

Lehman Brothers
CA Tax-Exempt
Bond Index4                3.32%            5.02%             6.13%
--------------------------------------------------------------------------------

Lipper CA
Municipal Debt
Funds Average5             4.10%            6.27%             6.66%
--------------------------------------------------------------------------------

INSURED FUNDS
--------------------------------------------------------------------------------
NPC                        2.23%            5.74%             6.79%
--------------------------------------------------------------------------------
NCL                        2.91%            5.83%             7.03%
--------------------------------------------------------------------------------
NKL                        3.62%            NA                NA
--------------------------------------------------------------------------------
NKX                        3.43%            NA                NA
--------------------------------------------------------------------------------

Lehman Brothers Insured
CA Tax-Exempt
Bond Index4                3.42%            4.95%             6.20%
--------------------------------------------------------------------------------

Lipper Insured
CA Municipal Debt
Funds Average6             3.63%            5.17%             6.48%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended August 31, 2006, the total returns on NAV for NAC, NVX and NZH exceeded the return on the Lehman Brothers California Tax-Exempt Bond Index, while NCU trailed this measure. The returns on all four uninsured Funds underperformed the Lipper California peer group. Among the insured Funds, NKL outperformed the return on the Lehman Brothers Insured California Tax-Exempt Bond Index, while NKX performed



4 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds, while the Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

5 The Lipper California Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 26 funds; 5 years, 15 funds ; and 10 years, 13 funds. Fund and Lipper returns assume reinvestment of dividends.

6 The Lipper Insured California Municipal Debt Funds average is calculated using the returns of all closed-end funds in its category for each period as follows: 1 year, 13 funds ; 5 years, 8 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

in line with the index return and NPC and NCL lagged the index return. The return on NKL performed relatively in line with the average return for the Lipper Insured California peer group, while NPC, NCL and NKX trailed the group average.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management; allocations to lower-rated credits in the four uninsured Funds, NKL, and NKX; and pre-refunding activity. The use of hedges in NPC, NCL, NAC, NVX, NKL and NKX was also a positive contributor to the performances of these Funds.

As the yield curve continued to flatten over the course of this period, bonds with effective maturities between two and six years were the most adversely impacted, generally underperforming long-intermediate bonds (those with maturities between 17 and 22 years) and longer bonds (those with maturities of at least 22 years). Yield curve positioning or, more specifically, greater exposure to those parts of the yield curve that performed well helped the performances of these Funds during this period.

Bonds rated BBB or lower and non-rated bonds generally outperformed other credit quality sectors during this period and the four uninsured Funds as well as NKL and NKX (which can invest up to 20% of their assets in non AAA rated insured investment-grade quality securities) benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value. As of August 31, 2006, bonds rated BBB or lower and non-rated bonds accounted for 15% to 18% of the of the four noninsured Funds, while NKL and NKX each had an allocation of 6% to bonds rated BBB. This allocation accounted for much of the performance differential between NKL and NKX and NPC and NCL, which, as 100% insured Funds, cannot hold any lower-rated credits.

Among the lower-rated holdings making positive contributions to the total returns of NCU, NAC, NVX, NZH, NKL and NKX during this period were industrial development bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers municipal index, as well as bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 1% to 4% of the portfolios of these six Funds as of August 31, 2006.

As noted earlier, we continued to see a number of advance refundings, which can benefit the Funds through price appreciation and enhanced credit quality. During this reporting period, advance refundings ranged from 5% to 12% of these Funds' portfolios, with NPC and NCU representing the lower end of the range, which hampered their performance.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds tended to underperform the general municipal market. A higher number of bond calls affecting approximately 4.5% of NCU's portfolio (compared with approximately 1% in NAC, NVX and NZH) also detracted from this Fund's performance.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of August 31, 2006, the four uninsured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 69% in NAC and NZH to 72% in NVX and NCU. NPC and NCL continued to be 100% invested in insured and/or U.S. guaranteed securities, while NKL and NKX, which can invest up to 20% of their assets in non AAA rated insured investment-grade quality securities, had allocated 83% and 84% of their portfolios, respectively, to insured and U.S. guaranteed bonds.

As of August 31, 2006, potential call exposure for the period September 2006 through the end of 2008 ranged from 4% in NZH to 6% in NKL, to 10% in NVX and NKX, 12% in NAC, 13% in NPC and NCU, and 15% in NCL. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION



All of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging and impacting the Funds' income streams and total returns. The Funds' income streams were also affected as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in a single monthly dividend reduction in NKL and NKX and two in NPC, NCL, NCU, NAC, NVX and NZH over the 12-month period ended August 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPC                          $0.1367                            $0.0109
--------------------------------------------------------------------------------
NCU                          $0.0122                                 --
--------------------------------------------------------------------------------
NAC                          $0.0334                                 --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2006, NPC, NCL, NCU, NAC, NVX, and NZH had positive UNII balances for both financial statement and tax purposes, while NKL and NKX had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             8/31/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NPC                           -3.21%                            - 1.74%
--------------------------------------------------------------------------------
NCL                           -5.34%                            - 3.09%
--------------------------------------------------------------------------------
NCU                           -4.24%                            - 4.65%
--------------------------------------------------------------------------------
NAC                           +2.44%                              +.62%
--------------------------------------------------------------------------------
NVX                           -2.67%                            - 4.26%
--------------------------------------------------------------------------------
NZH                           -1.26%                            - 4.13%
--------------------------------------------------------------------------------
NKL                           +1.29%                            - 2.03%
--------------------------------------------------------------------------------
NKX                           -4.36%                            - 4.07%
--------------------------------------------------------------------------------

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC

Performance
     OVERVIEW As of August 31, 2006



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          71%
U.S. Guaranteed                  29%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0705
Oct                           0.0705
Nov                           0.0705
Dec                           0.0705
Jan                           0.0705
Feb                           0.0705
Mar                            0.067
Apr                            0.067
May                            0.067
Jun                           0.0635
Jul                           0.0635
Aug                           0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.91
                              16.08
                              16.14
                              16.21
                              16.21
                              16.35
                              16.2
                              16
                              16.14
                              16.04
                              16.04
                              15.87
                              15.82
                              15.76
                              15.71
                              15.71
                              15.65
                              15.64
                              15.64
                              15.6
                              15.67
                              15.7
                              15.61
                              15.61
                              15.61
                              15.53
                              15.62
                              15.54
                              15.55
                              15.4
                              15.29
                              15.45
                              15.46
                              15.46
                              15.3
                              15.45
                              15.42
                              15.15
                              15.08
                              14.94
                              14.99
                              15
                              15
                              15.03
                              14.89
                              15.01
                              14.83
                              14.97
                              14.9
                              14.93
                              14.93
                              14.93
                              14.85
                              14.98
                              14.95
                              15.07
                              15.09
                              15.23
                              15.12
                              15.12
                              15.02
                              15.04
                              14.95
                              14.89
                              14.9
                              14.78
                              14.86
                              14.97
                              14.87
                              14.8
                              14.8
                              14.52
                              14.39
                              14.42
                              14.43
                              14.4
                              14.66
                              14.52
                              14.54
                              14.56
                              14.74
                              14.74
                              14.84
                              14.95
                              14.95
                              15
                              15.15
                              15.36
                              15.44
                              15.45
                              15.44
                              15.41
                              15.46
                              15.51
                              15.75
                              15.7
                              15.76
                              15.75
                              15.87
                              15.7
                              15.47
                              15.38
                              15.4
                              15.29
                              15.34
                              15.5
                              15.73
                              15.89
                              15.88
                              15.88
                              15.87
                              15.8
                              15.8
                              16.1
                              16.1
                              16.25
                              16.2
                              16.05
                              15.68
                              16.08
                              15.59
                              15.72
                              15.9
                              16.04
                              16.25
                              16.29
                              15.9
                              15.86
                              15.85
                              15.85
                              15.87
                              15.62
                              15.41
                              15.5
                              15.3
                              15.25
                              15.2799
                              15.34
                              15.21
                              15.24
                              15.35
                              15.35
                              15.35
                              15.42
                              15.57
                              15.23
                              15.39
                              15.4
                              15.46
                              15.5
                              15.65
                              15.42
                              15.45
                              15.85
                              15.8
                              15.84
                              15.34
                              15.34
                              15.65
                              15.76
                              15.51
                              15.3
                              15.49
                              15.85
                              15.85
                              15.61
                              15.61
                              15.67
                              15.6
                              15.45
                              15.7
                              15.86
                              15.8
                              15.57
                              15.43
                              15.24
                              15.69
                              15.53
                              15.6799
                              15.41
                              15.4101
                              15.4101
                              15.43
                              15.42
                              15.41
                              15.35
                              15.03
                              14.67
                              14.55
                              14.69
                              14.73
                              14.74
                              14.72
                              14.78
                              14.81
                              14.83
                              14.85
                              14.73
                              14.71
                              14.71
                              14.82
                              14.71
                              14.76
                              14.73
                              14.82
                              14.77
                              14.8
                              14.66
                              14.84
                              14.63
                              14.68
                              14.8
                              14.76
                              14.88
                              14.83
                              14.73
                              14.74
                              14.7
                              14.62
                              14.6105
                              14.68
                              14.64
                              14.64
                              14.61
                              14.61
                              14.58
                              14.69
                              14.69
                              14.7601
                              14.78
                              14.66
                              14.83
                              14.76
                              14.79
                              14.79
                              14.81
                              14.88
                              14.89
                              15.02
                              14.97
                              14.84
                              14.8001
                              14.85
                              14.88
                              14.95
                              15.01
                              15.09
                              15.11
                              15.11
                              15.07
                              14.98
                              15
                              14.98
8/31/06                       15.08


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.08
------------------------------------
Common Share
Net Asset Value               $15.58
------------------------------------
Premium/(Discount) to NAV     -3.21%
------------------------------------
Market Yield                   5.05%
------------------------------------
Taxable-Equivalent Yield1      7.71%
------------------------------------
Net Assets Applicable
to Common Shares ($000)     $100,581
------------------------------------
Average Effective Maturity
on Securities (Years)          15.37
------------------------------------
Leverage-Adjusted Duration      8.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.00%         2.23%
------------------------------------
5-Year          5.66%         5.74%
------------------------------------
10-Year         7.04%         6.79%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                29.3%
------------------------------------
Tax Obligation/General         21.8%
------------------------------------
Tax Obligation/Limited         17.8%
------------------------------------
Water and Sewer                17.7%
------------------------------------
Education and Civic
Organizations                   6.0%
------------------------------------
Other                           7.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1476 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
NCL

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          74%
U.S. Guaranteed                  26%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.066
Oct                            0.066
Nov                            0.066
Dec                            0.066
Jan                            0.066
Feb                            0.066
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                            0.059
Jul                            0.059
Aug                            0.059

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.13
                              15.21
                              15.32
                              15.25
                              15.29
                              15.2
                              15.2
                              15.18
                              15.08
                              15.15
                              15.18
                              15.08
                              14.91
                              14.96
                              14.99
                              14.98
                              15
                              14.89
                              15.09
                              15.03
                              15.15
                              15.1
                              15.11
                              15.17
                              15.15
                              14.97
                              15.05
                              14.9
                              14.82
                              14.78
                              14.65
                              14.65
                              14.62
                              14.7
                              14.67
                              14.8
                              14.79
                              14.61
                              14.8
                              14.55
                              14.49
                              14.5
                              14.46
                              14.4
                              14.3
                              14.45
                              14.45
                              14.43
                              14.4
                              14.19
                              14
                              13.99
                              13.86
                              13.9
                              13.8701
                              13.86
                              13.82
                              13.84
                              13.78
                              13.78
                              13.85
                              13.78
                              13.74
                              13.85
                              13.98
                              13.89
                              13.9
                              13.92
                              13.87
                              13.8
                              13.76
                              13.73
                              13.69
                              13.62
                              13.67
                              13.68
                              13.72
                              13.76
                              13.78
                              13.8
                              13.89
                              13.92
                              13.99
                              14.2
                              14.2
                              14.48
                              14.39
                              14.44
                              14.44
                              14.46
                              14.44
                              14.4
                              14.5
                              14.45
                              14.38
                              14.4
                              14.54
                              14.54
                              14.53
                              14.54
                              14.47
                              14.54
                              14.59
                              14.7
                              14.69
                              14.71
                              14.77
                              14.81
                              14.85
                              14.8
                              14.86
                              14.9
                              14.89
                              14.87
                              14.81
                              15
                              15
                              15.15
                              15.01
                              14.98
                              14.98
                              14.96
                              14.95
                              15.09
                              15.17
                              15.11
                              15.05
                              14.9
                              14.8
                              14.82
                              14.8
                              14.71
                              14.77
                              14.699
                              14.68
                              14.77
                              14.76
                              14.82
                              14.71
                              14.74
                              14.69
                              14.66
                              14.39
                              14.47
                              14.55
                              14.45
                              14.62
                              14.57
                              14.65
                              14.67
                              14.53
                              14.53
                              14.54
                              14.75
                              14.82
                              14.79
                              14.64
                              14.59
                              14.52
                              14.45
                              14.5
                              14.56
                              14.5399
                              14.55
                              14.45
                              14.42
                              14.42
                              14.59
                              14.53
                              14.53
                              14.46
                              14.46
                              14.46
                              14.35
                              14.28
                              14.19
                              14.18
                              14.36
                              14.5
                              14.25
                              14.14
                              14.13
                              13.95
                              13.97
                              13.97
                              14.08
                              14.1299
                              14.12
                              14.06
                              14.04
                              14.12
                              14.13
                              14.07
                              14.16
                              14.1
                              14.15
                              14.16
                              14.15
                              13.98
                              14.02
                              13.97
                              13.91
                              13.88
                              13.96
                              14.06
                              14.03
                              13.79
                              13.79
                              13.8899
                              13.79
                              13.7899
                              13.89
                              13.9
                              13.86
                              13.9699
                              13.99
                              14.05
                              13.8901
                              13.83
                              13.69
                              13.7199
                              13.52
                              13.6501
                              13.71
                              13.69
                              13.78
                              13.91
                              13.94
                              13.95
                              14.14
                              13.98
                              13.95
                              14.06
                              14.12
                              14.21
                              14.1
                              14
                              14.07
                              14.1
                              14.12
                              14.1
                              14.11
                              14.15
                              14.16
                              14.19
                              14.14
                              14.22
                              14.11
                              14.1
                              14.21
                              14.16
                              14.18
                              14.2399
8/31/06                       14.1899


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.19
------------------------------------
Common Share
Net Asset Value               $14.99
------------------------------------
Premium/(Discount) to NAV     -5.34%
------------------------------------
Market Yield                   4.99%
------------------------------------
Taxable-Equivalent Yield1      7.62%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $190,571
------------------------------------
Average Effective Maturity
on Securities (Years)          15.20
------------------------------------
Leverage-Adjusted Duration      8.44
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.63%         2.91%
------------------------------------
5-Year          5.00%         5.83%
------------------------------------
10-Year         7.19%         7.03%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.3%
------------------------------------
U.S. Guaranteed                25.9%
------------------------------------
Water and Sewer                15.8%
------------------------------------
Tax Obligation/General         14.3%
------------------------------------
Utilities                       6.6%
------------------------------------
Other                          10.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen California Premium Income Municipal Fund
NCU

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              66%
AA                                6%
A                                10%
BBB                              13%
BB or Lower                       4%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                           0.0635
Apr                           0.0635
May                           0.0635
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       14.43
                              14.43
                              14.48
                              14.5
                              14.44
                              14.48
                              14.5
                              14.35
                              14.3
                              14.23
                              14.1
                              14.06
                              14.03
                              14.09
                              14.19
                              13.89
                              13.91
                              13.79
                              13.95
                              13.9
                              13.87
                              13.98
                              13.95
                              13.96
                              13.95
                              13.95
                              14
                              13.9
                              13.92
                              13.88
                              13.9
                              13.88
                              13.92
                              13.9
                              13.92
                              13.96
                              14.05
                              14.09
                              14
                              14.03
                              14
                              14.02
                              14.07
                              14.07
                              13.95
                              13.92
                              13.94
                              13.82
                              13.69
                              13.69
                              13.7
                              13.55
                              13.8
                              13.8
                              13.76
                              13.76
                              13.7
                              13.49
                              13.45
                              13.4
                              13.5
                              13.55
                              13.5
                              13.57
                              13.9
                              13.78
                              13.83
                              13.81
                              13.74
                              13.77
                              13.77
                              13.9
                              14.11
                              14
                              13.92
                              13.87
                              13.73
                              13.66
                              13.67
                              13.64
                              13.51
                              13.49
                              13.54
                              13.62
                              13.62
                              13.651
                              13.75
                              13.88
                              14
                              14
                              14.02
                              14.2
                              14.12
                              14.1
                              13.96
                              14
                              14.02
                              14.13
                              14.12
                              14.15
                              14.15
                              14.3
                              14.2
                              14.2
                              14.23
                              14.5
                              14.23
                              14.24
                              14.5
                              14.45
                              14.6
                              14.5
                              14.44
                              14.3
                              14.28
                              14.26
                              14.25
                              14.26
                              14
                              14.03
                              14.02
                              14.18
                              14.12
                              14.15
                              14.25
                              14.2
                              13.96
                              14.03
                              13.99
                              14.08
                              14.0001
                              13.92
                              13.85
                              13.92
                              13.92
                              14.11
                              14.03
                              14.06
                              14.04
                              14.02
                              14.099
                              14.1
                              14
                              14.02
                              13.95
                              13.86
                              13.9
                              14.01
                              13.9
                              14.05
                              13.901
                              13.87
                              13.92
                              13.8
                              13.82
                              13.67
                              13.6
                              13.55
                              13.46
                              13.58
                              13.55
                              13.65
                              13.69
                              13.8
                              13.65
                              13.66
                              13.66
                              13.82
                              13.83
                              14.05
                              13.99
                              14.05
                              13.97
                              14.05
                              14.05
                              14.02
                              14.04
                              13.95
                              13.76
                              13.7401
                              13.88
                              13.95
                              13.81
                              13.9
                              13.72
                              13.7301
                              13.85
                              13.83
                              13.8
                              13.85
                              13.98
                              13.91
                              13.86
                              13.72
                              13.73
                              13.67
                              13.65
                              13.5416
                              13.44
                              13.51
                              13.4
                              13.36
                              13.37
                              13.28
                              13.11
                              13.11
                              13.17
                              13.03
                              13.07
                              13.06
                              13.16
                              13.22
                              13.21
                              13.22
                              13.32
                              13.28
                              13.22
                              13.25
                              13.3
                              13.3
                              13.28
                              13.2899
                              13.3
                              13.35
                              13.4
                              13.54
                              13.62
                              13.58
                              13.6301
                              13.83
                              13.98
                              13.89
                              13.87
                              13.88
                              13.88
                              13.96
                              13.95
                              14
                              13.87
                              13.66
                              13.65
                              13.83
                              13.85
                              13.86
                              13.97
                              13.95
                              13.95
                              13.95
                              13.88
                              13.99
                              13.99
                              13.91
                              13.95
8/31/06                       14.01


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.01
------------------------------------
Common Share
Net Asset Value               $14.63
------------------------------------
Premium/(Discount) to NAV     -4.24%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield1      7.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $84,467
------------------------------------
Average Effective Maturity
on Securities (Years)          16.85
------------------------------------
Leverage-Adjusted Duration      7.86
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.14%         2.72%
------------------------------------
5-Year          6.05%         6.62%
------------------------------------
10-Year         7.86%         7.43%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.6%
------------------------------------
Tax Obligation/General         19.8%
------------------------------------
Water and Sewer                12.1%
------------------------------------
U.S. Guaranteed                11.2%
------------------------------------
Health Care                     9.6%
------------------------------------
Other                          14.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0122 per share.

Nuveen California Dividend Advantage Municipal Fund
NAC

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              66%
AA                                3%
A                                16%
BBB                               8%
N/R                               7%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0745
Apr                           0.0745
May                           0.0745
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       16.09
                              16.14
                              16.12
                              16.16
                              16.11
                              16.2
                              16.15
                              16.06
                              16.04
                              15.89
                              15.85
                              15.83
                              15.77
                              15.89
                              15.81
                              15.65
                              15.63
                              15.59
                              15.65
                              15.61
                              15.67
                              15.71
                              15.72
                              15.67
                              15.64
                              15.56
                              15.54
                              15.59
                              15.28
                              15.03
                              14.99
                              15
                              14.97
                              14.95
                              14.9
                              15
                              15.08
                              15.06
                              14.98
                              14.9
                              14.97
                              15.03
                              15
                              14.99
                              15.08
                              14.95
                              15.04
                              15
                              15.04
                              14.91
                              14.92
                              14.89
                              14.89
                              14.94
                              14.9401
                              14.91
                              14.99
                              15.06
                              15.2
                              15.3
                              15.35
                              15.26
                              15.35
                              15.63
                              15.64
                              15.55
                              15.6
                              15.6
                              15.73
                              15.87
                              15.8
                              15.8
                              15.94
                              15.85
                              15.87
                              16.05
                              15.86
                              15.89
                              15.9
                              15.96
                              15.96
                              15.96
                              16.0299
                              16.1399
                              16.1399
                              16.29
                              16.35
                              16.27
                              16.3
                              16.27
                              16.2
                              16.18
                              16.1
                              16.01
                              15.97
                              15.97
                              16.1
                              16.1
                              16.15
                              16.16
                              16.16
                              16.15
                              16.24
                              16.21
                              16.21
                              16.32
                              16.3199
                              16.34
                              16.31
                              16.15
                              16.15
                              16.05
                              16.05
                              15.89
                              15.9
                              16.04
                              15.981
                              15.93
                              16.03
                              15.91
                              15.9
                              15.9
                              15.98
                              16.01
                              16.16
                              16.03
                              16.01
                              15.93
                              15.98
                              16.03
                              16.2
                              16
                              15.89
                              15.76
                              15.84
                              15.87
                              15.84
                              15.85
                              15.7
                              15.6
                              15.65
                              15.65
                              15.6
                              15.58
                              15.67
                              15.67
                              15.74
                              15.82
                              15.67
                              15.64
                              15.71
                              15.57
                              15.46
                              15.19
                              15.15
                              15.01
                              15.01
                              15.18
                              15.3
                              15.29
                              15.23
                              15.3
                              15.26
                              15.25
                              15.25
                              15.24
                              15.24
                              15.41
                              15.43
                              15.4
                              15.44
                              15.63
                              15.5
                              15.54
                              15.84
                              15.57
                              15.34
                              15.48
                              15.33
                              15.2
                              15.25
                              15.23
                              15.37
                              15.44
                              15.5
                              15.57
                              15.7
                              15.56
                              15.52
                              15.78
                              15.87
                              15.77
                              15.83
                              15.85
                              15.7
                              15.63
                              15.55
                              15.22
                              15.2899
                              15.31
                              15.25
                              15.34
                              15.35
                              15.28
                              15.3
                              15.21
                              15.12
                              15.1
                              15.15
                              15.15
                              15.18
                              15.34
                              15.26
                              15.28
                              15.45
                              15.3651
                              15.32
                              15.14
                              15.16
                              15.28
                              15.24
                              15.23
                              15.41
                              15.4
                              15.45
                              15.41
                              15.37
                              15.35
                              15.44
                              15.46
                              15.6901
                              15.71
                              15.74
                              15.84
                              15.89
                              15.89
                              15.82
                              15.7
                              15.89
                              15.8699
                              15.66
                              15.74
                              15.65
                              15.67
                              15.53
                              15.58
                              15.68
                              15.6
                              15.79
                              15.73
                              15.77
                              15.88
                              15.91
8/31/06                       15.97


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.97
------------------------------------
Common Share
Net Asset Value               $15.59
------------------------------------
Premium/(Discount) to NAV      2.44%
------------------------------------
Market Yield                   5.30%
------------------------------------
Taxable-Equivalent Yield1      8.09%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $365,516
------------------------------------
Average Effective Maturity
on Securities (Years)          16.87
------------------------------------
Leverage-Adjusted Duration      7.73
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.47%         3.63%
------------------------------------
5-Year          8.03%         7.00%
------------------------------------
Since
Inception       7.33%         7.51%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         24.5%
------------------------------------
U.S. Guaranteed                15.0%
------------------------------------
Tax Obligation/General         13.6%
------------------------------------
Transportation                 12.8%
------------------------------------
Health Care                     7.3%
------------------------------------
Education and Civic
Organizations                   7.3%
------------------------------------
Housing/Multifamily             5.5%
------------------------------------
Utilities                       5.4%
------------------------------------
Water and Sewer                 5.3%
------------------------------------
Other                           3.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0334 per share.

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              71%
AA                                1%
A                                12%
BBB                               9%
N/R                               7%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                           0.0725
Oct                           0.0725
Nov                           0.0725
Dec                           0.0725
Jan                           0.0725
Feb                           0.0725
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                           0.0655
Jul                           0.0655
Aug                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.16
                              15.25
                              15.17
                              15.24
                              15.1
                              15.12
                              15.14
                              15.05
                              14.95
                              14.87
                              14.85
                              14.94
                              14.9
                              14.98
                              14.95
                              14.7
                              14.6
                              14.43
                              14.49
                              14.68
                              14.57
                              14.6
                              14.65
                              14.64
                              14.52
                              14.4
                              14.42
                              14.23
                              14.09
                              13.97
                              13.75
                              13.86
                              13.86
                              13.91
                              13.97
                              13.97
                              14.11
                              13.98
                              13.9
                              14.16
                              14.12
                              14.14
                              14.14
                              14.24
                              14.17
                              14.12
                              14.19
                              14.19
                              14.2
                              14.11
                              13.95
                              13.9
                              14.03
                              14
                              14.05
                              14.06
                              14.12
                              14.04
                              14.16
                              14.19
                              14.2
                              14.25
                              14.2
                              14.21
                              14.25
                              14.2
                              14.25
                              14.35
                              14.34
                              14.5
                              14.5
                              14.44
                              14.44
                              14.6
                              14.47
                              14.46
                              14.54
                              14.57
                              14.6
                              14.59
                              14.57
                              14.6
                              14.67
                              14.52
                              14.52
                              14.75
                              14.82
                              14.85
                              15
                              15.24
                              15.32
                              15.05
                              15.21
                              15.35
                              15.14
                              15.27
                              15.14
                              15.2
                              15.17
                              15.35
                              15
                              15.06
                              15.2
                              15.07
                              15.11
                              15.23
                              15.23
                              15.1
                              15.1
                              14.84
                              14.99
                              15.04
                              14.92
                              14.8
                              14.75
                              14.8
                              14.8
                              14.84
                              14.9
                              14.8
                              14.82
                              14.9
                              14.79
                              14.92
                              14.9
                              14.949
                              14.63
                              14.75
                              14.76
                              14.57
                              14.57
                              14.67
                              14.67
                              14.62
                              14.5
                              14.52
                              14.55
                              14.6
                              14.53
                              14.47
                              14.55
                              14.51
                              14.43
                              14.59
                              14.52
                              14.54
                              14.55
                              14.6
                              14.4
                              14.4
                              14.42
                              14.41
                              14.41
                              14.6
                              14.45
                              14.35
                              14.3
                              14.38
                              14.45
                              14.3576
                              14.42
                              14.42
                              14.2
                              14.19
                              14.28
                              14.35
                              14.35
                              14.4
                              14.29
                              14.31
                              14.38
                              14.65
                              14.72
                              14.85
                              14.75
                              14.54
                              14.67
                              14.8
                              14.73
                              14.65
                              14.76
                              14.75
                              14.78
                              14.65
                              14.8
                              14.7
                              14.73
                              14.68
                              14.72
                              14.77
                              14.9
                              14.93
                              14.92
                              14.94
                              14.77
                              14.75
                              14.68
                              14.45
                              14.48
                              14.43
                              14.49
                              14.54
                              14.36
                              14.26
                              14.13
                              14.14
                              14.07
                              14.07
                              14.14
                              14.1
                              14.15
                              14.28
                              14.15
                              14.18
                              14.2
                              14.19
                              14.12
                              14.09
                              14.09
                              14.19
                              14.1
                              14
                              14.11
                              14.05
                              14.17
                              14.31
                              14.23
                              14.44
                              14.52
                              14.7
                              14.68
                              14.7
                              14.7
                              14.74
                              14.81
                              14.74
                              14.68
                              14.77
                              14.7701
                              14.69
                              14.52
                              14.66
                              14.67
                              14.77
                              14.75
                              14.68
                              14.66
                              14.68
                              14.75
                              14.8
                              14.8
                              14.87
                              14.9
8/31/06                       14.95


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.95
------------------------------------
Common Share
Net Asset Value               $15.36
------------------------------------
Premium/(Discount) to NAV     -2.67%
------------------------------------
Market Yield                   5.26%
------------------------------------
Taxable-Equivalent Yield1      8.03%
------------------------------------
Net Assets Applicable
to Common Shares ($000)     $227,160
------------------------------------
Average Effective Maturity
on Securities (Years)          14.99
------------------------------------
Leverage-Adjusted Duration      8.42
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.19%         3.82%
------------------------------------
5-Year          6.10%         6.48%
------------------------------------
Since
Inception       6.25%         7.38%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         20.0%
------------------------------------
U.S. Guaranteed                16.9%
------------------------------------
Tax Obligation/General         12.9%
------------------------------------
Education and Civic
Organizations                  10.3%
------------------------------------
Water and Sewer                 9.7%
------------------------------------
Health Care                     8.5%
------------------------------------
Housing/Multifamily             7.9%
------------------------------------
Transportation                  6.8%
------------------------------------
Other                           7.0%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Performance
     OVERVIEW As of August 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                                1%
A                                15%
BBB                               8%
N/R                               8%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.068
Apr                            0.068
May                            0.068
Jun                           0.0655
Jul                           0.0655
Aug                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       14.5
                              14.64
                              14.65
                              14.72
                              14.73
                              14.75
                              14.71
                              14.67
                              14.57
                              14.46
                              14.41
                              14.53
                              14.53
                              14.45
                              14.19
                              14.08
                              14.1
                              13.86
                              14
                              14.04
                              14.01
                              14
                              14.02
                              13.89
                              13.86
                              13.9
                              14
                              13.95
                              13.83
                              13.66
                              13.8
                              13.69
                              13.7
                              13.73
                              13.64
                              13.73
                              13.62
                              13.58
                              13.57
                              13.61
                              13.69
                              13.74
                              13.8
                              13.84
                              13.9
                              13.78
                              13.99
                              13.8
                              13.69
                              13.66
                              13.57
                              13.65
                              13.76
                              13.67
                              13.83
                              13.71
                              13.641
                              13.66
                              13.62
                              13.85
                              13.88
                              14.03
                              13.89
                              13.88
                              13.84
                              13.83
                              14
                              14.05
                              14.01
                              13.95
                              14.04
                              13.95
                              14.05
                              14.02
                              13.93
                              13.9
                              14.06
                              14.08
                              14.15
                              14.13
                              14.18
                              14.2001
                              14.39
                              14.45
                              14.45
                              14.48
                              14.49
                              14.5
                              14.66
                              14.64
                              14.71
                              14.64
                              14.57
                              14.64
                              14.58
                              14.52
                              14.54
                              14.58
                              14.53
                              14.59
                              14.65
                              14.85
                              14.77
                              14.67
                              14.54
                              14.6
                              14.65
                              14.74
                              14.65
                              14.51
                              14.5
                              14.59
                              14.57
                              14.47
                              14.3
                              14.42
                              14.56
                              14.56
                              14.55
                              14.49
                              14.46
                              14.5
                              14.5
                              14.64
                              14.71
                              14.75
                              14.56
                              14.53
                              14.43
                              14.42
                              14.4
                              14.4
                              14.3
                              14.25
                              14.21
                              14.29
                              14.41
                              14.25
                              14.23
                              14.2
                              14.38
                              14.29
                              14.39
                              14.4
                              14.5
                              14.5
                              14.5
                              14.6
                              14.5
                              14.5
                              14.55
                              14.5
                              14.43
                              14.35
                              14.19
                              14.2
                              14.01
                              14.08
                              14.22
                              14.1
                              14.11
                              14.14
                              14.11
                              14.15
                              14.2
                              14.3
                              14.3
                              14.4
                              14.42
                              14.24
                              14.45
                              14.39
                              14.41
                              14.45
                              14.48
                              14.36
                              14.31
                              14.42
                              14.3
                              14.18
                              14.33
                              14.38
                              14.35
                              14.26
                              14.24
                              14.35
                              14.45
                              14.47
                              14.43
                              14.53
                              14.52
                              14.45
                              14.5
                              14.52
                              14.46
                              14.43
                              14.5
                              14.19
                              14.1
                              14.12
                              14.22
                              14.1932
                              14.26
                              14.12
                              14.05
                              14.07
                              14.02
                              14.02
                              14.05
                              14.01
                              14.11
                              14.2
                              14.2
                              14.24
                              14.16
                              14.15
                              14.09
                              14.05
                              14.08
                              14.13
                              14.08
                              14.06
                              14.2
                              14.09
                              14.22
                              14.28
                              14.21
                              14.28
                              14.31
                              14.4
                              14.5
                              14.53
                              14.56
                              14.49
                              14.54
                              14.61
                              14.56
                              14.66
                              14.58
                              14.55
                              14.39
                              14.49
                              14.5226
                              14.52
                              14.6
                              14.52
                              14.58
                              14.6
                              14.64
                              14.67
                              14.74
                              14.83
                              14.82
8/31/06                       14.84

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.84
------------------------------------
Common Share
Net Asset Value               $15.03
------------------------------------
Premium/(Discount) to NAV     -1.26%
------------------------------------
Market Yield                   5.30%
------------------------------------
Taxable-Equivalent Yield1      8.09%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $362,473
------------------------------------
Average Effective Maturity
on Securities (Years)          16.56
------------------------------------
Leverage-Adjusted Duration      7.81
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.50%         3.81%
------------------------------------
Since
Inception       6.08%         6.98%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.6%
------------------------------------
Tax Obligation/General         16.5%
------------------------------------
Health Care                    11.0%
------------------------------------
Water and Sewer                 9.1%
------------------------------------
U.S. Guaranteed                 8.0%
------------------------------------
Transportation                  7.1%
------------------------------------
Housing/Multifamily             6.7%
------------------------------------
Utilities                       6.1%
------------------------------------
Education and Civic
Organizations                   5.2%
------------------------------------
Other                           2.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured California Dividend Advantage Municipal Fund
NKL

Performance
     OVERVIEW As of August 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          74%
U.S. Guaranteed                   9%
GNMA/FNMA Guaranteed              1%
AA (Uninsured)                    3%
A (Uninsured)                     7%
BBB (Uninsured)                   6%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.072
Apr                            0.072
May                            0.072
Jun                            0.068
Jul                            0.068
Aug                            0.068

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       15.01
                              15.07
                              15.1
                              15.16
                              15.22
                              15.25
                              15.33
                              15.31
                              15.31
                              15.26
                              15.3
                              15.23
                              15.22
                              15.04
                              14.89
                              14.97
                              14.92
                              14.82
                              15
                              14.99
                              14.97
                              14.86
                              14.99
                              15.03
                              15.03
                              14.96
                              15.01
                              14.96
                              14.63
                              14.5
                              14.25
                              14.32
                              14.3
                              14.39
                              14.36
                              14.47
                              14.71
                              14.65
                              14.6
                              14.67
                              14.6
                              14.59
                              14.56
                              14.52
                              14.54
                              14.42
                              14.45
                              14.42
                              14.45
                              14.35
                              14.35
                              14.25
                              14.24
                              14.12
                              14.1
                              14.12
                              14.15
                              14.2001
                              14.2
                              14.25
                              14.38
                              14.29
                              14.2899
                              14.35
                              14.41
                              14.41
                              14.57
                              14.53
                              14.6
                              14.71
                              14.79
                              14.661
                              14.89
                              14.88
                              14.95
                              14.91
                              14.99
                              15.01
                              14.89
                              14.88
                              14.88
                              14.98
                              15.02
                              15.1
                              15.1
                              15.0801
                              15.14
                              15.01
                              15.21
                              15.25
                              15.23
                              15.22
                              15.18
                              15.37
                              15.23
                              15.23
                              15.24
                              15.2
                              15.2
                              15.09
                              15.15
                              15.0701
                              15.14
                              15.07
                              15.12
                              15.3
                              15.16
                              15.2999
                              15.22
                              15.21
                              15.17
                              15.13
                              15.24
                              15.18
                              15.19
                              15.16
                              15.16
                              15.14
                              15.16
                              15.06
                              15.35
                              15.3101
                              15.36
                              15.25
                              15.25
                              15.29
                              15.2
                              15.25
                              15.3199
                              15.3
                              15.25
                              15.27
                              15.16
                              15.069
                              15.08
                              15.1
                              15.09
                              15.18
                              15.25
                              15.2
                              15.34
                              15.41
                              15.26
                              15.3
                              15.32
                              15.22
                              15.28
                              15.34
                              15.25
                              15.35
                              15.34
                              15.2
                              15.33
                              15.35
                              15.25
                              15.239
                              15.18
                              15.23
                              15.33
                              15.42
                              15.36
                              15.1
                              15.1
                              15.26
                              15.25
                              15.29
                              15.29
                              15.14
                              15.25
                              15.34
                              15.48
                              15.4
                              15.27
                              15.45
                              15.5
                              15.4
                              15.35
                              15.38
                              15.42
                              15.16
                              15.15
                              15.14
                              15.24
                              15.13
                              15.39
                              15.31
                              15.42
                              15.43
                              15.46
                              15.57
                              15.46
                              15.37
                              15.52
                              15.43
                              15.34
                              15.46
                              15.4
                              15.01
                              15.0599
                              14.98
                              15.02
                              14.89
                              14.9999
                              14.96
                              14.93
                              14.85
                              14.65
                              14.6
                              14.66
                              14.64
                              14.5701
                              14.78
                              14.9
                              14.78
                              14.85
                              14.8001
                              14.82
                              14.74
                              14.9
                              14.92
                              14.74
                              14.81
                              14.7899
                              14.85
                              14.86
                              15.06
                              14.93
                              15.06
                              15.15
                              15.08
                              15.25
                              15.34
                              15.35
                              15.56
                              15.3
                              15.3599
                              15.39
                              15.46
                              15.36
                              15.35
                              15.35
                              15.4
                              15.4099
                              15.41
                              15.46
                              15.46
                              15.42
                              15.46
                              15.41
                              15.51
                              15.5
                              15.57
                              15.5999
8/31/06                       15.7

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.70
------------------------------------
Common Share
Net Asset Value               $15.50
------------------------------------
Premium/(Discount) to NAV      1.29%
------------------------------------
Market Yield                   5.20%
------------------------------------
Taxable-Equivalent Yield1      7.94%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $236,525
------------------------------------
Average Effective Maturity
on Securities (Years)          18.34
------------------------------------
Leverage-Adjusted Duration      7.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.72%         3.62%
------------------------------------
Since
Inception       7.54%         8.11%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.6%
------------------------------------
Tax Obligation/General         20.6%
------------------------------------
Water and Sewer                11.8%
------------------------------------
Utilities                      11.5%
------------------------------------
U.S. Guaranteed                 9.0%
------------------------------------
Education and Civic
Organizations                   5.8%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured California Tax-Free Advantage Municipal Fund
NKX

Performance
     OVERVIEW As of August 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          81%
U.S. Guaranteed                   3%
A (Uninsured)                    10%
BBB (Uninsured)                   6%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.063
Oct                            0.063
Nov                            0.063
Dec                            0.063
Jan                            0.063
Feb                            0.063
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                            0.059
Jul                            0.059
Aug                            0.059

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/01/05                       14.44
                              14.59
                              14.5
                              14.64
                              14.66
                              14.61
                              14.67
                              14.7
                              14.57
                              14.42
                              14.41
                              14.41
                              14.46
                              14.46
                              14.56
                              14.59
                              14.7
                              14.51
                              14.53
                              14.21
                              14.35
                              14.5
                              14.55
                              14.6
                              14.6
                              14.26
                              14.28
                              14.45
                              14.31
                              14.3
                              14.31
                              14.31
                              14.3
                              14.25
                              14.16
                              14.2
                              13.92
                              13.87
                              13.83
                              13.84
                              13.89
                              14.08
                              14
                              13.93
                              13.77
                              13.95
                              13.82
                              13.93
                              13.93
                              13.63
                              13.89
                              13.8501
                              13.6
                              13.5799
                              13.55
                              13.49
                              13.4
                              13.54
                              13.54
                              13.6
                              13.59
                              13.46
                              13.67
                              13.62
                              13.55
                              13.49
                              13.45
                              13.44
                              13.45
                              13.45
                              13.74
                              13.45
                              13.42
                              13.37
                              13.43
                              13.36
                              13.44
                              13.51
                              13.48
                              13.58
                              13.95
                              13.67
                              13.52
                              13.689
                              13.689
                              13.76
                              13.93
                              14.07
                              14.2
                              14.25
                              14.27
                              14.3
                              14.3
                              14.24
                              14.31
                              14.43
                              14.45
                              14.35
                              14.6
                              14.48
                              14.52
                              14.41
                              14.41
                              14.48
                              14.34
                              14.44
                              14.42
                              14.74
                              14.6599
                              14.6
                              14.41
                              14.41
                              14.44
                              14.39
                              14.35
                              14.3
                              14.25
                              14.04
                              14.2
                              14.22
                              14.16
                              14.17
                              14.1601
                              14.46
                              14.4
                              14.48
                              14.47
                              14.35
                              14.6
                              14.26
                              14.36
                              14.32
                              14.21
                              14.3199
                              14.31
                              14.4
                              14.13
                              14.35
                              14.25
                              14.28
                              14.3
                              14.37
                              14.28
                              14.39
                              14.361
                              14.37
                              14.4
                              14.48
                              14.49
                              14.5
                              14.51
                              14.52
                              14.32
                              14.52
                              14.39
                              14.49
                              14.45
                              14.41
                              14.39
                              14.32
                              14.3
                              14.31
                              14.43
                              14.48
                              14.39
                              14.43
                              14.43
                              14.46
                              14.52
                              14.67
                              14.53
                              14.49
                              14.37
                              14.48
                              14.42
                              14.1
                              14.02
                              14.06
                              14.4
                              14.2
                              14.15
                              14.15
                              14.06
                              14.1
                              14.11
                              14.11
                              14.18
                              14.34
                              14.29
                              14.51
                              14.8899
                              14.47
                              14.4
                              14.16
                              14.3
                              14.43
                              14.34
                              14
                              13.9
                              13.8
                              14
                              13.92
                              13.95
                              14.08
                              13.62
                              13.69
                              13.42
                              13.4
                              13.51
                              13.5675
                              13.68
                              13.83
                              13.76
                              13.83
                              13.79
                              13.71
                              13.71
                              13.7
                              13.76
                              13.36
                              13.68
                              13.72
                              13.8
                              14
                              13.99
                              14.05
                              14.39
                              14.3
                              14.4
                              14.28
                              14.26
                              14.25
                              14.66
                              14.35
                              14.45
                              14.5399
                              14.5
                              14.56
                              14.51
                              14.54
                              14.32
                              14.31
                              14.25
                              14.2
                              14.05
                              14.08
                              14.09
                              14.09
                              14
                              13.96
                              14.12
                              14.12
                              14.19
8/31/06                       14.27


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.27
------------------------------------
Common Share
Net Asset Value               $14.92
------------------------------------
Premium/(Discount) to NAV     -4.36%
------------------------------------
Market Yield                   4.96%
------------------------------------
Taxable-Equivalent Yield1      7.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $87,775
------------------------------------
Average Effective Maturity
on Securities (Years)          18.80
------------------------------------
Leverage-Adjusted Duration      7.56
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.56%         3.43%
------------------------------------
Since
Inception       4.49%         6.90%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         31.5%
------------------------------------
Tax Obligation/Limited         29.0%
------------------------------------
Transportation                  9.4%
------------------------------------
Health Care                     8.7%
------------------------------------
Water and Sewer                 8.1%
------------------------------------
Other                          13.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund (the "Funds"), as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
October 13, 2006

                        Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.5% (6.0% OF TOTAL INVESTMENTS)

$       2,125   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa     $    2,201,819
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        2,500   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          2,684,025
                 Series 2004A, 5.000%, 11/01/18 - FSA Insured

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,589,130
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose Projects,      9/10 at 101.00         AAA          2,097,220
                 Series 2002O, 5.125%, 9/01/31 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,125   Total Education and Civic Organizations                                                                   8,572,194
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 4.7% (3.3% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured Revenue     8/08 at 101.00         AAA          3,113,160
                 Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

        1,500   California Statewide Community Development Authority,                 8/09 at 101.00         AAA          1,588,755
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Health Care                                                                                         4,701,915
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.1% (0.2% OF TOTAL INVESTMENTS)

          130   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            133,215
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 31.2% (21.8% OF TOTAL INVESTMENTS)

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                       8/14 at 100.00         AAA          2,055,583
        1,250    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA          1,359,513

        2,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          2,037,740
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                       9/14 at 100.00         AAA          2,813,696
        1,775    5.250%, 9/01/22 - FGIC Insured                                       9/14 at 100.00         AAA          1,935,780

        1,225   Fresno Unified School District, Fresno County, California,            2/13 at 103.00         AAA          1,450,633
                 General Obligation Refunding Bonds, Series 1998A,
                 6.550%, 8/01/20 - MBIA Insured

        1,180   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,254,600
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        1,130   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,200,501
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        3,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          3,460,260
                 General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured

          160   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            169,371
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          3,174,300
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured


                                       23

                        Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
$       1,335    5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00         AAA     $    1,437,288
        3,500    5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00         AAA          3,768,170
        4,895    5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00         AAA          5,270,055

------------------------------------------------------------------------------------------------------------------------------------
       28,920   Total Tax Obligation/General                                                                             31,387,490
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.5% (17.8% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          1,046,110
                 California, Certificates of Participation Refunding,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank,
                Revenue Bonds, North County Center for Self-Sufficiency
                Corporation, Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                    12/13 at 100.00         AAA          1,288,070
        1,615    5.000%, 12/01/21 - AMBAC Insured                                    12/13 at 100.00         AAA          1,702,678

          195   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            206,667
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,900   Corona-Norco Unified School District, Riverside County,               9/12 at 100.00         AAA          2,024,488
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2002, 5.100%, 9/01/25 - AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          5,196,700
                 Department of Public Services Facility Phase II, Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

          150   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            159,669
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,400   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA          1,477,308
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

          345   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            358,634
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA            951,815
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,000   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          1,067,970
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            171,608
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          205   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            213,936
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,000   Santa Clara County Financing Authority, California, Lease            11/07 at 102.00         AAA          3,094,380
                 Revenue Bonds, VMC Facility Replacement Project,
                 Series 1997A, 5.000%, 11/15/22 - AMBAC Insured

        3,565   Sweetwater Union High School District Public Financing                9/15 at 100.00         AAA          3,750,986
                 Authority, California, Special Tax Revenue Bonds,
                 Series 2005A, 5.000%, 9/01/25 (WI/DD, Settling 9/01/06) -
                 FSA Insured

        2,805   Yucaipa-Calimesa Joint Unified School District, San Bernardino       10/11 at 100.00         AAA          2,887,888
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,455   Total Tax Obligation/Limited                                                                             25,598,907
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.4% (1.7% OF TOTAL INVESTMENTS)

        2,400   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA          2,508,576
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 41.9% (29.3% OF TOTAL INVESTMENTS) (4)

        2,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          2,154,400
                 Department of Health Services, Series 1999A, 5.750%, 11/01/24
                 (Pre-refunded 11/01/09) - MBIA Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          8,668,739
        2,000    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          2,163,720


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,500   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA     $    2,628,025
                 General Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        6,000   Huntington Park Redevelopment Agency, California, Single                No Opt. Call         AAA          8,445,420
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19 (ETM)

        5,135   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          6,781,076
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum
                 Tax) (ETM)
        6,220   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA          9,309,346
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1987A, 9.000%, 5/01/21 (Alternative Minimum
                 Tax) (ETM)

        1,485   San Jose, California, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA          2,012,873
                 Series 1985A, 9.500%, 10/01/13 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       33,335   Total U.S. Guaranteed                                                                                    42,163,599
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.2% (2.2% OF TOTAL INVESTMENTS)

          345   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            364,079
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,600   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          2,830,802
                 Revenue Refunding Bonds, Series 2003S, 5.000%, 11/15/13 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,945   Total Utilities                                                                                           3,194,881
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 25.3% (17.7% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer            3/13 at 100.00         AAA          5,564,572
                 Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          1,298,819
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          235   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            246,764
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          220   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            231,339
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,500   Placerville Public Financing Authority, California, Wastewater        9/16 at 100.00         AAA          1,572,435
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

          750   Sacramento County Sanitation District Financing Authority,           12/14 at 100.00         AAA            799,770
                 California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21 -
                 AMBAC Insured

        3,400   San Diego Public Facilities Financing Authority, California,          5/07 at 101.00         AAA          3,467,150
                 Sewerage Revenue Bonds, Series 1997A, 5.250%, 5/15/22 -
                 FGIC Insured

        2,150   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00         AAA          2,231,055
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31 -
                 FGIC Insured

        1,310   Santa Fe Springs Public Financing Authority, California,              5/13 at 100.00         AAA          1,375,369
                 Water Revenue Bonds, Series 2003A, 5.000%, 5/01/33 -
                 MBIA Insured

        1,345   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          1,425,108
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                 MBIA Insured


                                       25

                        Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Westlands Water District, California, Revenue Certificates            3/15 at 100.00         AAA     $    2,085,060
                 of Participation, Series 2005A, 5.000%, 9/01/30 - MBIA Insured

        5,000   Wheeler Ridge-Maricopa Water District, Kern County,                  11/06 at 102.00         AAA          5,116,250
                 California, Water Revenue Refunding Bonds, Series 1996,
                 5.700%, 11/01/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,395   Total Water and Sewer                                                                                    25,413,691
------------------------------------------------------------------------------------------------------------------------------------
$     129,205   Total Investments (cost $133,619,422) - 142.8%                                                          143,674,468
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      1,906,201
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (44.7)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 100,580,669
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:

                                                                   FIXED RATE  FLOATING RATE                              UNREALIZED
                 NOTIONAL         RATE PAID      RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT   BY THE FUND (5)    BY THE FUND (5)      FREQUENCY      FREQUENCY    DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $4,900,000            5.681%  3 Month USD-LIBOR  Semi-Annually      Quarterly     7/27/07     7/27/12      $(106,401)
JPMorgan        7,700,000            5.630%  3 Month USD-LIBOR  Semi-Annually      Quarterly     7/27/07     7/27/10       (112,708)
JPMorgan        3,100,000 3 Month USD-LIBOR             5.869%  Semi-Annually      Quarterly     7/27/07     7/27/34        189,309
Morgan Stanley  7,300,000 3 Month USD-LIBOR             5.816%  Semi-Annually      Quarterly     7/27/07     7/27/29        359,290
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $ 329,490
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.6% (3.8% OF TOTAL INVESTMENTS)

$         620   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa     $      672,539
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          2,201,819
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 - MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                5/15 at 100.00         AAA          1,589,130
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          6,282,960
                 Projects, Series 2003A, 5.000%, 5/15/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,245   Total Education and Civic Organizations                                                                  10,746,448
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,450   California Health Facilities Financing Authority, Insured             1/07 at 102.00         AAA          1,481,624
                 Health Facility Revenue Refunding Bonds, Mark Twain
                 St. Joseph's Healthcare Corporation, Series 1996A, 6.000%,
                 7/01/19 - MBIA Insured

        1,755   University of California, Hospital Revenue Bonds, UCLA                5/12 at 101.00         AAA          1,927,903
                 Medical Center, Series 2004A, 5.500%, 5/15/18 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,205   Total Health Care                                                                                         3,409,527
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,100   California Housing Finance Agency, Single Family Mortgage             8/07 at 101.50         AAA          1,126,532
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.1% (14.3% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00         AAA          1,589,385
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

        1,425   Bassett Unified School District, Los Angeles County,                  8/16 at 100.00         AAA          1,541,081
                 California, General Obligation Bonds, Series 2006B,
                 5.250%, 8/01/30 - FGIC Insured

        4,400   California, General Obligation Bonds, Series 2003,                    2/13 at 100.00         AAA          4,564,692
                 5.000%, 2/01/31 - MBIA Insured

                California, General Obligation Bonds, Series 2004:
        1,000    5.000%, 2/01/18 - AMBAC Insured                                      2/14 at 100.00         AAA          1,069,560
        2,250    5.000%, 4/01/31 - AMBAC Insured                                      4/14 at 100.00         AAA          2,347,223

        3,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          3,056,610
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

        1,910   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          2,366,337
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

        1,255   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,333,299
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        2,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          2,356,772
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series 2006C:
        2,110    5.000%, 8/01/21 - FSA Insured                                        8/14 at 102.00         AAA          2,273,209
        3,250    5.000%, 8/01/22 - FSA Insured                                        8/14 at 102.00         AAA          3,493,132
        3,395    5.000%, 8/01/23 - FSA Insured                                        8/14 at 102.00         AAA          3,637,505

        1,270   Merced City School District, Merced County, California,               8/13 at 100.00         AAA          1,343,127
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                 FGIC Insured

          305   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            322,864
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured


                                       27

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa     $    2,645,250
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,125   San Diego Unified School District, California, General                  No Opt. Call         AAA            586,485
                 Obligation Bonds, Election of 1998, Series 1999A,
                 0.000%, 7/01/21 - FGIC Insured

        2,000   San Francisco Community College District, California,                 6/10 at 102.00         Aaa          2,094,960
                 General Obligation Bonds, Series 2002A,
                 5.000%, 6/15/26 - FGIC Insured

        1,000   San Ramon Valley Unified School District, Contra Costa                8/14 at 100.00         AAA          1,056,480
                 County, California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

        2,445   Washington Unified School District, Yolo County, California,          8/13 at 100.00         AAA          2,599,573
                 General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,300   Total Tax Obligation/General                                                                             40,277,544
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 40.4% (27.3% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public  Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                          No Opt. Call         AAA          3,086,157
        8,000    0.000%, 9/01/21 - FSA Insured                                          No Opt. Call         AAA          4,140,160

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535    5.000%, 12/01/20 - AMBAC Insured                                    12/13 at 100.00         AAA          1,622,280
        1,780    5.000%, 12/01/23 - AMBAC Insured                                    12/13 at 100.00         AAA          1,867,523

        3,725   California State Public Works Board, Lease Revenue Bonds,             1/16 at 100.00         AAA          4,041,290
                 Department of Corrections, Series 2005J, 5.000%, 1/01/17 -
                 AMBAC Insured

          380   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            402,735
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        4,000   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA          4,156,040
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.500%, 11/01/22 - MBIA Insured

        6,000   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          6,198,840
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        8,280   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          8,661,046
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00         AAA          3,136,800
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A,
                 5.875%, 11/01/24 - MBIA Insured

          285   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            303,371
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,810   Kern County Board of Education, California, Certificates of           5/08 at 102.00         AAA          1,880,029
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                 MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/07 at 102.00         AAA          5,157,950
                 Refunding Bonds, Redevelopment Project Area 1, Series 1998,
                 5.200%, 9/01/28 - AMBAC Insured

        2,300   Long Beach Bond Finance Authority, California, Multiple Project       8/15 at 100.00         AAA          2,420,727
                 Tax Allocation Bonds, Housing and Gas Utility Financing
                 Project Areas, Series 2005A-1, 5.000%, 8/01/25 -
                 AMBAC Insured

          685   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            712,071
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA          1,063,480
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,250   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          1,334,963
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        4,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          4,146,840
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        2,780   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          2,986,109
                 Refunding Bonds, Los Medanos Community Development
                 Project, Series 2003A, 5.000%, 8/01/12 - MBIA Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,140   Plumas County, California, Certificates of Participation,             6/13 at 101.00         AAA     $    4,333,172
                 Capital Improvement Program, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

        2,000   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          2,186,920
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            338,016
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,000   Rocklin Unified School District, Placer County, California,           9/13 at 100.00         AAA          1,052,860
                 Special Tax Bonds, Community Facilities District 1,
                 Series 2004, 5.000%, 9/01/25 - MBIA Insured

          405   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            422,654
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,          9/09 at 102.00         AAA          5,353,000
                 Certificates of Participation Refunding, Police Station
                 Financing Project, Series 1999, 5.500%, 9/01/20 -
                 MBIA Insured

        5,510   Sweetwater Union High School District Public Financing                9/15 at 100.00         AAA          5,763,956
                 Authority, California, Special Tax Revenue Bonds,
                 Series 2005A, 5.000%, 9/01/28 (WI/DD, Settling
                 9/01/06) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       83,185   Total Tax Obligation/Limited                                                                             76,768,989
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.9% (4.7% OF TOTAL INVESTMENTS)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 65.32         AAA          3,687,125
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          4,284,600
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,171,900
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,500   Total Transportation                                                                                     13,143,625
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 38.3% (25.9% OF TOTAL INVESTMENTS) (4)

        1,380   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          1,508,326
                 University of the Pacific, Series 2000, 5.875%, 11/01/20
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
        1,295    5.500%, 6/01/19 (Pre-refunded 6/01/10) - MBIA Insured                6/10 at 101.00         AAA          1,398,859
        1,000    5.500%, 6/01/20 (Pre-refunded 6/01/10) - MBIA Insured                6/10 at 101.00         AAA          1,080,200

        3,450   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          3,716,340
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 (Pre-refunded 11/01/09) - MBIA Insured

        2,500   California, Various Purpose General Obligation Bonds,                 9/09 at 101.00         AAA          2,669,075
                 Series 1999, 5.500%, 9/01/24 (Pre-refunded 9/01/09) -
                 FSA Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          8,668,739
        1,900    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00         AAA          2,055,534

        2,580   Central Unified School District, Fresno County, California,           9/06 at 100.00         AAA          2,606,626
                 General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                 AMBAC Insured (ETM)

        3,000   Escondido Union High School District, San Diego County,              11/06 at 102.00         AAA          3,069,900
                 California, General Obligation Bonds, Series 1996,
                 5.700%, 11/01/10 - MBIA Insured (ETM)

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,124,789
        1,160    5.125%, 8/01/22 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,225,122
        1,220    5.125%, 8/01/23 - FSA Insured (ETM)                                  8/09 at 102.00         AAA          1,288,491

        1,500   Hacienda La Puente Unified School District, Los Angeles               8/10 at 101.00         AAA          1,610,910
                 County, California, General Obligation Bonds, Series 2000A,
                 5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured

                Kern Community College District, California, General Obligation
                Bonds, Series 2003A:
        3,655    5.000%, 11/01/20 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00         AAA          3,976,019
        2,665    5.000%, 11/01/21 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00         AAA          2,899,067


                                       29

                        Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       3,190   Kern County Board of Education, California, Certificates of           5/08 at 102.00         AAA     $    3,342,546
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28
                 (Pre-refunded 5/01/08) - MBIA Insured

        1,750   Lake Tahoe Unified School District, El Dorado County, California,     8/09 at 100.00         AAA          1,840,510
                 General Obligation Bonds, Series 1999A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/09) - FGIC Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          4,145,792
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded
                 7/01/10) - FGIC Insured

                Manteca Unified School District, San Joaquin County, California,
                General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00         AAA          1,109,260
        1,000    5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00         AAA          1,109,260

        3,215   Modesto Irrigation District, California, Revenue Refunding           10/06 at 102.00         AAA          3,285,859
                 Bonds, Series 1996A, 6.000%, 10/01/15 (Pre-refunded
                 10/01/06) - MBIA Insured

        2,500   Oakland, California, Insured Revenue Bonds, 1800 Harrison             1/10 at 100.00         AAA          2,699,375
                 Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

        4,320   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA          5,861,030
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1987B, 8.625%, 5/01/16 (Alternative Minimum
                 Tax) (ETM)

        1,690   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA          1,842,083
                 Improvement Revenue Bonds, Solid Waste and
                 Redevelopment Projects, Series 1999, 5.800%, 12/01/19
                 (Pre-refunded 12/01/09) - AMBAC Insured

        1,000   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00         AAA          1,088,490
                 California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                 (Pre-refunded 12/01/10) - AMBAC Insured

        3,500   San Francisco Bay Area Rapid Transit District, California,            7/09 at 101.00         AAA          3,727,115
                 Sales Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34
                 (Pre-refunded 7/01/09) - FGIC Insured

        4,000   Visalia, California, Certificates of Participation Refunding,        12/06 at 102.00         AAA          4,098,520
                 Motor Vehicle License Fee Enhancement, Series 1996A,
                 5.375%, 12/01/26 (Pre-refunded 12/01/06) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,530   Total U.S. Guaranteed                                                                                    73,047,837
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.8% (6.6% OF TOTAL INVESTMENTS)

        3,740   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA          3,930,291
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999B, 5.450%, 9/01/29 - MBIA Insured

          670   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            707,051
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,707,445
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

          100   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA            108,485
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,041,123
                 Bonds, Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                 (Alternative Minimum Tax)

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          2,942,072
        5,000    5.000%, 7/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          5,230,650

------------------------------------------------------------------------------------------------------------------------------------
       17,760   Total Utilities                                                                                          18,667,117
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 23.3% (15.8% OF TOTAL INVESTMENTS)

        1,700   Castaic Lake Water Agency, California, Revenue Certificates           8/14 at 100.00         AAA          1,804,261
                 of Participation, Series 2004A, 5.000%, 8/01/20 -
                 AMBAC Insured

        2,975   Chino Basin Regional Finance Authority, California, Sewerage          2/07 at 100.00         AAA          2,980,831
                 System Revenue Bonds, Inland Empire Utilities Agency,
                 Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,111,900
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          460   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            483,028
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,700   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA     $    2,872,233
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/21 - FSA Insured

          430   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            452,162
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

       12,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA         12,472,079
                 of Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

        2,775   Pomona Public Financing Authority, California, Revenue Bonds,         5/09 at 101.00         AAA          2,915,609
                 Water Facilities Project, Series 1999AC, 5.500%, 5/01/29 -
                 FGIC Insured

          750   Sacramento County Sanitation District Financing Authority,           12/14 at 100.00         AAA            799,770
                 California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21 -
                 AMBAC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates             10/14 at 100.00         AAA          1,595,650
                 of Participation, Series 2004, 5.000%, 10/01/25 -
                 AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue Bonds,        10/14 at 100.00         AAA          3,896,603
                 Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates
                of Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                       2/14 at 100.00         AAA          1,486,632
          445    5.000%, 2/01/20 - FGIC Insured                                       2/14 at 100.00         AAA            470,814
          465    5.000%, 2/01/21 - FGIC Insured                                       2/14 at 100.00         AAA            490,756

        2,130   Santa Rosa, Sonoma County, California, Wastewater Revenue             9/14 at 100.00         AAA          2,292,732
                 Bonds, Series 2004B, 5.000%, 9/01/18 - FGIC Insured

        2,500   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          2,604,425
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                 MBIA Insured

                Yorba Linda Water District, California, Certificates of
                Participation, Highland Reservoir Renovation, Series 2003:
        2,010    5.000%, 10/01/28 - FGIC Insured                                     10/13 at 100.00         AAA          2,105,696
        2,530    5.000%, 10/01/33 - FGIC Insured                                     10/13 at 100.00         AAA          2,637,854
------------------------------------------------------------------------------------------------------------------------------------
       42,465   Total Water and Sewer                                                                                    44,473,035
------------------------------------------------------------------------------------------------------------------------------------
$     275,290   Total Investments (cost $267,368,873) - 147.8%                                                          281,660,654
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      3,910,577
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.9)%                                                        (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 190,571,231
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:

                                                                  FIXED RATE    FLOATING RATE                             UNREALIZED
                 NOTIONAL         RATE PAID     RATE RECEIVED        PAYMENT          PAYMENT   EFFECTIVE TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   BY THE FUND (5)   BY THE FUND (5)      FREQUENCY        FREQUENCY    DATE (6)        DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $4,900,000 3 Month USD-LIBOR            5.869%  Semi-Annually        Quarterly     7/27/07     7/27/34       $299,230
Morgan Stanley  6,200,000 3 Month USD-LIBOR            5.811%  Semi-Annually        Quarterly     7/27/07     7/27/24        273,219
Morgan Stanley  5,400,000 3 Month USD-LIBOR            5.816%  Semi-Annually        Quarterly     7/27/07     7/27/29        265,777
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $838,226
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Premium Income Municipal Fund (NCU)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.5% (4.4% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    1,559,280
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

          310   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB            301,432
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,540   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          3,656,537
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

------------------------------------------------------------------------------------------------------------------------------------
        5,350   Total Consumer Staples                                                                                    5,517,249
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.1% (1.4% OF TOTAL INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             71,874
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45    5.000%, 11/01/21                                                    11/15 at 100.00          A2             47,660
           60    5.000%, 11/01/25                                                    11/15 at 100.00          A2             62,989

        1,500   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          1,617,975
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,675   Total Education and Civic Organizations                                                                   1,800,498
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 14.3% (9.6% OF TOTAL INVESTMENTS)

        4,705   California Health Facilities Financing Authority, Hospital           11/06 at 100.00          BB          4,706,035
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

          480   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            492,288
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        1,500   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          1,588,185
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        2,180   California Statewide Community Development Authority,                 3/16 at 100.00          A+          2,231,666
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          730   California Statewide Community Development Authority,                 8/16 at 100.00          A+            771,887
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        2,100   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,250,024
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,695   Total Health Care                                                                                        12,040,085
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.9% (1.3% OF TOTAL INVESTMENTS)

        1,600   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,642,336
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.250%, 5/15/25 (Mandatory
                 put 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.4% (0.1% OF TOTAL INVESTMENTS)
          240   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            245,935
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

           35   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA             35,647
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          275   Total Housing/Single Family                                                                                 281,582
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            515,250
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.4% (19.8% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
$       1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA     $    1,081,700
        1,500    5.000%, 2/01/31 - MBIA Insured                                       2/13 at 100.00         AAA          1,556,145

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                      4/14 at 100.00          A+          1,838,323
        1,400    5.200%, 4/01/26                                                      4/14 at 100.00          A+          1,493,912

        4,000   California, General Obligation Veterans Welfare Bonds,               12/06 at 100.00          A1          4,002,040
                 Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,063,040
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        6,000   Hartnell Community College District, California, General              6/16 at 100.00         AAA          6,363,117
                 Obligation Bonds, Series 2006B, 5.000%, 6/01/29 -
                 FSA Insured

        2,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          2,379,105
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

        3,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          3,419,970
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           15   Riverside Community College District, California, General             8/14 at 100.00         AAA             16,346
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

          135   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            142,907
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,355   San Jose-Evergreen Community College District, Santa Clara            9/15 at 100.00         AAA          1,438,156
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 9/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,405   Total Tax Obligation/General                                                                             24,794,761
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 48.4% (32.6% OF TOTAL INVESTMENTS)

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,077,920
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

          985   Beverly Hills Public Financing Authority, California, Lease           6/13 at 100.00         Aaa          1,074,665
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/15 -
                 MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,695    5.000%, 12/01/22 - AMBAC Insured                                    12/13 at 100.00         AAA          1,783,767
        1,865    5.000%, 12/01/24 - AMBAC Insured                                    12/13 at 100.00         AAA          1,951,965

        5,920   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          6,306,872
                 Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                 AMBAC Insured

          905   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-            981,129
                 5.000%, 7/01/15

          165   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            174,872
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          130   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            138,380
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           80    5.000%, 9/01/26                                                      9/06 at 103.00         N/R             80,721
          185    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            187,020

        2,500   Kern County Board of Education, California, Certificates of           6/16 at 100.00         AAA          2,624,800
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

        3,500   Livermore Redevelopment Agency, California, Tax Allocation            8/11 at 100.00         AAA          3,609,760
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

          310   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            322,251
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,595   Los Angeles Community Redevelopment Agency, California,              12/06 at 100.00        BBB-          1,596,818
                 Tax Allocation Multifamily Housing Bonds, Grand Central
                 Square/Bunker Hill Project, Series 1993A, 5.750%, 12/01/13
                 (Alternative Minimum Tax)


                                       33

                        Nuveen California Premium Income Municipal Fund (NCU) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA     $    2,135,940
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        3,230   Murrieta Redevelopment Agency, California, Tax Allocation             8/15 at 100.00         AAA          3,363,076
                 Bonds, Series 2005, 5.000%, 8/01/35 - MBIA Insured

        2,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,208,120
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        1,000   Poway, California, Community Facilities District 88-1,                8/08 at 102.00         N/R          1,056,990
                 Special Tax Refunding Bonds, Parkway Business Centre,
                 Series 1998, 6.500%, 8/15/09

          155   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            161,208
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

          190   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            198,282
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          1,680,900
                 Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AA-          3,299,580
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00        Baa3          1,561,050
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00        Baa3          1,040,700

        2,050   Santa Barbara County, California, Certificates of Participation,     12/11 at 102.00         AAA          2,227,592
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,460   Total Tax Obligation/Limited                                                                             40,844,378
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.3% (2.3% OF TOTAL INVESTMENTS)

          780   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA            822,799
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          2,001,440
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,780   Total Transportation                                                                                      2,824,239
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.6% (11.2% OF TOTAL INVESTMENTS) (4)
                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
          400    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA            440,756
        2,250    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,450,588

        1,200   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)          1,306,620
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        3,000   California Infrastructure Economic Development Bank,                    No Opt. Call         AAA          3,324,990
                 First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/22 - FSA Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
        1,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,113,040
        1,000    5.500%, 6/01/33 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,105,640

        2,000   Puerto Rico, General Obligation and Public Improvement                7/10 at 100.00         AAA          2,153,680
                 Bonds, Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista              3/24 at 100.00     N/R (4)          2,140,960
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
       12,850   Total U.S. Guaranteed                                                                                    14,036,274
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.6% (4.4% OF TOTAL INVESTMENTS)

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            292,317
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         295   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA     $      311,314
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,580   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,947,362
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,150   Total Utilities                                                                                           5,550,993
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.7% (12.0% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,186,605
                 Series 2004A, 5.000%, 6/01/23 - AMBAC Insured

        1,095   California Statewide Community Development Authority,                10/13 at 100.00         AAA          1,173,435
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2003A, 5.250%, 10/01/23 - FSA Insured

        5,000   Culver City, California, Wastewater Facilities Revenue Refunding      9/09 at 102.00         AAA          5,359,250
                 Bonds, Series 1999A, 5.700%, 9/01/29 - FGIC Insured

          205   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            215,262
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        3,495   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          3,740,244
                 of Participation, Series 2003, 5.250%, 2/01/21 - FGIC Insured

          370   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            390,576
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,000   Sacramento County Water Financing Authority, California,              6/13 at 100.00         AAA          1,057,130
                 Revenue Bonds, Agency Zones 40-41 System Projects,
                 Series 2003, 5.000%, 6/01/22 - AMBAC Insured

        1,795   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          1,868,936
                 of Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       14,085   Total Water and Sewer                                                                                    14,991,438
------------------------------------------------------------------------------------------------------------------------------------
$     117,825   Total Long-Term Investments (cost $118,969,909) - 147.8%                                                124,839,083
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7% (0.5% OF TOTAL INVESTMENTS)

          200   California Department of Water Resources, Power Supply                                      A-1+            200,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2002C-7, 3.270%, 5/01/22 - FSA Insured (5)

          200   City and County of San Francisco Finance Corporation,                                       A-1+            200,000
                 California, Moscone Center Expansion Project, Lease
                 Revenue Bonds, Series 2000-2, Variable Rate Demand
                 Obligations, 3.260%, 4/01/30 - AMBAC Insured (5)

          200   East Bay Municipal Utility District, Alameda and Contra                                     A-1+            200,000
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2005B-2, 3.260%, 6/01/38 - XLCA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$         600   Total Short-Term Investments (cost $600,000)                                                                600,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $119,569,909) - 148.5%                                                          125,439,083
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      2,027,933
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  84,467,016
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund (NAC)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.3% OF TOTAL INVESTMENTS)

$       1,330   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,293,239
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        5,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          5,708,404
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
        6,530   Total Consumer Staples                                                                                    7,001,643
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 10.6% (7.3% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            297,763
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            211,824
          265    5.000%, 11/01/25                                                    11/15 at 100.00          A2            278,200

          615   California Statewide Community Development Authority,                10/13 at 100.00         N/R            659,391
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 100.00         AAA          3,254,310
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.500%, 11/01/17 - AMBAC Insured

          700   University of California, Certificates of Participation,              1/10 at 101.00         Aa2            729,918
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/22

        6,000   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          6,217,740
                 Projects, Series 2000K, 5.000%, 9/01/12

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2002O:
       10,770    5.000%, 9/01/20 - FGIC Insured                                       9/10 at 101.00         AAA         11,355,350
       11,305    5.000%, 9/01/21 - FGIC Insured                                       9/10 at 101.00         AAA         11,919,427

        3,500   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          3,775,275
                 Projects, Series 2003A, 5.125%, 5/15/17- AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,645   Total Education and Civic Organizations                                                                  38,699,198
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.6% (7.3% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          2,268,691
                 Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/15

        1,990   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          2,040,944
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        9,280   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,499,936
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,095   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,272,591
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        8,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          8,383,600
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

       10,500   Duarte, California, Certificates of Participation, City of            4/09 at 101.00          A-         10,766,385
                 Hope National Medical Center, Series 1999A,
                 5.250%, 4/01/31

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,669,050
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
       37,525   Total Health Care                                                                                        38,901,197
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.1% (5.5% OF TOTAL INVESTMENTS)

$       5,170   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa     $    5,768,893
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        7,250   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          7,345,120
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        5,000   Contra Costa County, California, Multifamily Housing Revenue          6/09 at 102.00         N/R          5,233,250
                 Bonds, Delta View Apartments Project, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

          320   Independent Cities Lease Finance Authority, California,               5/16 at 100.00         N/R            324,915
                 Mobile Home Park Revenue Bonds, San Juan Mobile Estates
                 Project, Series 2006A, 5.850%, 5/15/41

        1,725   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00          A-          1,870,590
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,204,515
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        7,500   San Bernardino County Housing Authority, California,                    No Opt. Call          A-          7,712,100
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29 (Mandatory
                6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       28,085   Total Housing/Multifamily                                                                                29,459,383
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          2,061,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

        8,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          8,799,795
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.8% (13.6% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          AA          2,163,400
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                      4/14 at 100.00          A+          5,332,650
        4,150    5.125%, 4/01/25                                                      4/14 at 100.00          A+          4,409,417

                California, General Obligation Refunding Bonds, Series 2002:
        8,000    5.000%, 2/01/12                                                        No Opt. Call          A+          8,511,280
        4,435    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          5,211,657

        5,000   Coast Community College District, Orange County, California,          8/16 at 100.00         AAA          5,340,350
                 General Obligation Bonds, Series 2006B, 5.000%, 8/01/24 -
                 FSA Insured

        5,000   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          6,194,600
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,510,883
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        3,335   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          3,634,283
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 - FSA Insured

        5,210   Oak Valley Hospital District, Stanislaus County, California,          7/14 at 101.00         Aaa          5,422,881
                 General Obligation Bonds, Series 2005, 5.000%, 7/01/35 -
                 FGIC Insured

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,813,140
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

          575   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            608,678
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          5,479,000
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/20 - FSA Insured

        2,865   San Ramon Valley Unified School District, Contra Costa                8/16 at 100.00         AAA          3,086,608
                 County, California, General Obligation Bonds, Series 2006,
                 5.000%, 8/01/21 - MBIA Insured


                                       37

                        Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,605   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA     $    3,827,681
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       66,770   Total Tax Obligation/General                                                                             72,546,508
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 35.7% (24.5% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
        1,000    5.500%, 9/01/24                                                      9/14 at 102.00         N/R          1,051,430
          615    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            650,123

        1,990   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00         AAA          2,094,853
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds,
                Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00         AAA          1,196,547
        1,165    5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00         AAA          1,255,835

        3,895   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          4,222,647
                 5.000%, 7/01/15

        2,000   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          2,117,520
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

          710   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            752,479
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,              9/08 at 102.00         AAA          3,659,963
                 Heritage Village Community Facilities District 2,
                 Series 1998A, 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,194,244
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation,              3/12 at 101.00         AAA          4,326,738
                 Financing Project, Series 2002A, 5.500%, 3/01/22 -
                 AMBAC Insured

                Hesperia Community Redevelopment Agency, California,
                Tax Allocation Bonds, Series 2005A:
          540    5.000%, 9/01/20 - XLCA Insured                                       9/15 at 100.00         AAA            574,808
        2,850    5.000%, 9/01/35 - XLCA Insured                                       9/15 at 100.00         AAA          2,959,839

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          5,022,945
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          345    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            348,108
          795    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            803,681

          675   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            682,371
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          2,225,660
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,985   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,200,214
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,360   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,452,018
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        1,290   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          1,340,981
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          5,137,100
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,555   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA          3,641,493
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/16

        1,530   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,603,532
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/24 - FSA Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       9,200   Norco Redevelopment Agency, California, Tax Allocation                3/11 at 102.00         AAA     $    9,707,472
                 Refunding Bonds, Project Area 1, Series 2001,
                 5.000%, 3/01/19 - MBIA Insured

        5,545   Oakland Joint Power Financing Authority, California, Lease              No Opt. Call         AAA          6,230,473
                 Revenue Refunding Bonds, Oakland Convention Centers,
                 Series 2001, 5.500%, 10/01/14 - AMBAC Insured

        3,290   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,636,371
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue          11/11 at 101.00         AAA          5,862,976
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        1,000   Palmdale Community Redevelopment Agency, California,                 12/14 at 100.00         AAA          1,052,020
                 Tax Allocation Bonds, Merged Redevelopment Project Areas,
                 Series 2004, 5.000%, 12/01/24 - AMBAC Insured

        1,055   Poway Redevelopment Agency, California, Tax Allocation               12/11 at 101.00         AAA          1,148,927
                 Bonds, Paguay Redevelopment Project, Series 2001,
                 5.375%, 12/15/16 - AMBAC Insured

        8,100   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          8,857,026
                 Refunding Bonds, Paguay Redevelopment Project,
                 Series 2000, 5.750%, 6/15/33 - MBIA Insured

          620   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            644,831
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,990,516
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

          770   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            803,564
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          2,831,475
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,229,362
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        2,695   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,901,464
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

       24,060   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         24,765,680
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        1,595   San Marcos Public Facilities Authority, California,                   9/09 at 102.00         N/R          1,672,134
                 Special Tax Bonds, Community Facilities District 99-1,
                 Series 2003B, 6.000%, 9/01/24

        2,810   West Patterson Financing Authority, California,                       9/13 at 103.00         N/R          3,172,237
                 Special Tax Bonds, Community Facilities District 01-1,
                 Series 2003B, 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California,                       9/13 at 102.00         N/R          2,139,800
                 Special Tax Bonds, Community Facilities District 01-1,
                 Series 2004B, 6.000%, 9/01/39

        1,350   West Patterson Financing Authority, California,                       9/13 at 103.00         N/R          1,461,753
                 Special Tax Bonds, Community Facilities District 2001-1,
                 Series 2004A, 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
      122,705   Total Tax Obligation/Limited                                                                            130,623,210
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 18.7% (12.8% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          1,508,464
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        8,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00        BBB-          8,474,370
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Los Angeles Harbors Department, California, Revenue                   8/11 at 100.00         AAA          9,085,505
                 Refunding Bonds, Series 2001B, 5.500%, 8/01/18 -
                 AMBAC Insured (Alternative Minimum Tax)

          120   Palm Springs Financing Authority, California, Palm Springs            7/14 at 102.00         N/R            122,881
                 International Airport Revenue Bonds, Series 2006,
                 5.450%, 7/01/20 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA         24,338,600
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       23,275   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         24,929,387
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       64,490   Total Transportation                                                                                     68,459,207
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.9% (15.0% OF TOTAL INVESTMENTS) (4)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
$       1,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA     $    1,652,835
        9,750    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa         10,619,213

       15,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)         16,332,750
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        8,400   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          8,762,124
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/14 (ETM)

        5,000   California Statewide Community Development Authority,                11/09 at 102.00     N/R (4)          5,653,950
                 Certificates of Participation, Pride Industries and Pride
                 One Inc., Series 1999, 7.250%, 11/01/29 (Pre-refunded
                 11/01/09)

       10,900   Los Angeles Unified School District, California, General              7/09 at 101.00         AAA         11,534,271
                 Obligation Bonds, Series 1999C, 5.250%, 7/01/24
                 (Pre-refunded 7/01/09) - MBIA Insured

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA          2,685,825
        4,500    5.375%, 6/01/41 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA

        5,840   Orange County Water District, California, Revenue                     8/09 at 101.00     AA+ (4)          6,183,976
                 Certificates of Participation, Series 1999A,
                 5.375%, 8/15/29 (ETM)

        4,000   Orange County Water District, California, Revenue                     8/09 at 101.00     AA+ (4)          4,253,600
                 Certificates of Participation, Series 1999A,
                 5.375%, 8/15/29 (Pre-refunded 8/15/09)

        4,000   Puerto Rico, General Obligation and Public Improvement                7/10 at 100.00         AAA          4,307,360
                 Bonds, Series 2000, 5.750%, 7/01/16
                 (Pre-refunded 7/01/10) - MBIA Insured

        2,860   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          3,100,640
                 Tobacco Settlement Asset-Backed Bonds, San Diego
                 County Tobacco Asset Securitization Corporation,
                 Senior Series 2001A, 5.250%, 6/01/27 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       74,250   Total U.S. Guaranteed                                                                                    79,945,419
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.8% (5.4% OF TOTAL INVESTMENTS)

        3,630   Imperial Irrigation District, California, Certificates               11/13 at 100.00         AAA          3,883,265
                 of Participation, Electric System Revenue Bonds,
                 Series 2003, 5.250%, 11/01/23 - FSA Insured

        7,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          7,409,080
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

        8,370   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          8,971,468
                 Power System Revenue Bonds, Series 2001A-2,
                 5.375%, 7/01/19 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,275,564
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        5,500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA          5,790,510
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

        1,270   Merced Irrigation District, California, Electric System               9/15 at 100.00         AAA          1,340,231
                 Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,970   Total Utilities                                                                                          28,670,118
------------------------------------------------------------------------------------------------------------------------------------


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.7% (5.3% OF TOTAL INVESTMENTS)

$       9,165   California Department of Water Resources, Water System               12/11 at 100.00         AAA     $    9,769,065
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

          875   Healdsburg Public Financing Authority, California,                    4/16 at 100.00         AAA            918,803
                 Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                 MBIA Insured

          835   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            878,036
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          8,865,450
                 Series 2001A, 6.250%, 12/01/32

        2,250   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          2,382,480
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        5,115   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,445,017
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,490   Total Water and Sewer                                                                                    28,258,851
------------------------------------------------------------------------------------------------------------------------------------
$     500,960   Total Investments (cost $503,466,600) - 145.9%                                                          533,425,529
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      7,090,635
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.9)%                                                       (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 365,516,164
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:

                                                                   FIXED RATE  FLOATING RATE                              UNREALIZED
                 NOTIONAL          RATE PAID     RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT    BY THE FUND (5)   BY THE FUND (5)      FREQUENCY      FREQUENCY    DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan       $44,000,000            5.547% 3 Month USD-LIBOR  Semi-Annually      Quarterly     7/10/07     7/10/11     $ (643,790)
JPMorgan        14,500,000 3 Month USD-LIBOR            5.813%  Semi-Annually      Quarterly     7/10/07     7/10/27        679,122
Morgan Stanley  24,500,000            5.560% 3 Month USD-LIBOR  Semi-Annually      Quarterly     7/10/07     7/10/12       (410,279)
Morgan Stanley  31,200,000 3 Month USD-LIBOR            5.691%  Semi-Annually      Quarterly     7/10/07     7/10/37      1,213,376
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $  838,429
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

FUTURES CONTRACTS OUTSTANDING AT AUGUST 31, 2006:
                                                                                                                          UNREALIZED
                                CONTRACT       NUMBER OF        CONTRACT           ORIGINAL              VALUE AT       APPRECIATION
TYPE                            POSITION       CONTRACTS      EXPIRATION               VALUE      AUGUST 31, 2006     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 10-Year Treasury Notes         Long              51           12/06         $5,448,786           $5,476,125             $27,339
====================================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.0% (2.7% OF TOTAL INVESTMENTS)

$         825   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      802,197
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,750,569
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,512,864
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
        8,650   Total Consumer Staples                                                                                    9,065,630
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.1% (10.3% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          2,112,680
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

          180   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            184,819
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          125    5.000%, 11/01/21                                                    11/15 at 100.00          A2            132,390
          165    5.000%, 11/01/25                                                    11/15 at 100.00          A2            173,219

        6,375   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          6,605,456
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 - MBIA Insured (Alternative Minimum Tax)

                California State Public Works Board, Lease Revenue Bonds,
                University of California, UCLA Replacement Hospital Project,
                Series 2002A:
        8,880    5.375%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA          9,699,535
       10,570    5.375%, 10/01/18 - FSA Insured                                      10/12 at 100.00         AAA         11,445,406

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            664,752
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          3,171,120
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,915   Total Education and Civic Organizations                                                                  34,189,377
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.4% (8.5% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue             4/12 at 100.00        BBB+          2,146,060
                 Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22

        1,240   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,271,744
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

          500   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+            529,395
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

          955   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA          1,005,615
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/22 - MBIA Insured

        2,185   California Statewide Community Development Authority,                   No Opt. Call          A+          2,390,237
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,690,925
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        5,775   California Statewide Community Development Authority,                 3/16 at 100.00          A+          5,911,868
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,925   California Statewide Community Development Authority,                 8/16 at 100.00          A+          2,035,457
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       5,355   California Statewide Community Development Authority,                   No Opt. Call          A+     $    5,459,369
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          3,143,850
                 Certificates of Participation, Community Hospitals of
                 Central California Obligated Group, Series 2000,
                 6.000%, 2/01/30

        1,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          1,601,430
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
       26,935   Total Health Care                                                                                        28,185,950
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 11.5% (7.9% OF TOTAL INVESTMENTS)

        2,450   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call         BBB          2,542,267
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        3,445   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          3,844,069
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,962   California Statewide Community Development Authority,                 6/11 at 102.00         AAA          6,486,358
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31
                 (Mandatory put 6/01/16) (Alternative Minimum Tax)

        3,250   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          3,292,640
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          4,399,120
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.850%, 12/15/32

          205   Independent Cities Lease Finance Authority, California,               5/16 at 100.00         N/R            208,149
                 Mobile Home Park Revenue Bonds, San Juan Mobile
                 Estates Project, Series 2006A, 5.850%, 5/15/41

        1,055   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00          A-          1,144,042
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R            752,822
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home                 5/11 at 102.00         N/R          3,400,352
                 Park Revenue Bonds, Rancho del Sol and Grandview,
                 Series 2001A, 6.750%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
       24,112   Total Housing/Multifamily                                                                                26,069,819
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.1% OF TOTAL INVESTMENTS)

          710   California Rural Home Mortgage Finance Authority,                     6/11 at 102.00         AAA            721,907
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 2001A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          1,288,125
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,550   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+          1,612,744
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.8% (12.9% OF TOTAL INVESTMENTS)

        1,000   California, General Obligation Bonds, Series 2004, 5.125%, 2/01/27    2/14 at 100.00          A+          1,056,110

        5,000   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call          A+          5,319,550
                 5.000%, 2/01/12

        4,225   California, General Obligation Veterans Welfare Bonds,               12/06 at 101.00         AAA          4,273,250
                 Series 2001BV, 5.600%, 12/01/32 - FSA Insured

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00         AAA          3,995,623
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00         AAA          3,191,911
        3,300    5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00         AAA          3,489,519


                                       43

                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,325   Golden West Schools Financing Authority, California,                    No Opt. Call         AAA     $    1,567,952
                 General Obligation Revenue Refunding Bonds, School
                 District Program, Series 1998A, 6.650%, 8/01/13 -
                 MBIA Insured

       10,840   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,505,575
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        1,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,359,287
                 Obligation Bonds, Series 2003A, 5.250%, 7/01/20 -
                 FSA Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          2,308,180
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          355   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            375,792
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        4,050   Santa Rosa High School District, Sonoma County, California,           5/11 at 101.00         AAA          4,312,319
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,965   Total Tax Obligation/General                                                                             42,755,068
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.3% (20.0% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency
                Revenue Bonds, Series 2004D:
          650    5.500%, 9/01/24                                                      9/14 at 102.00         N/R            683,430
          385    5.800%, 9/01/35                                                      9/14 at 102.00         N/R            406,987

        4,900   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          5,411,168
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        2,105   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          2,282,073
                 5.000%, 7/01/15

        1,200   Capistrano Unified School District, Orange County, California,        9/13 at 100.00         N/R          1,270,512
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

          435   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            461,026
                 Special Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured

        4,845   Encinitas Public Financing Authority, California, Lease Revenue       4/08 at 102.00         AAA          5,037,734
                 Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                 MBIA Insured

          750   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R            796,163
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,785   Hawthorne Community Redevelopment Agency, California,                 9/16 at 100.00         AAA          1,913,395
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

          335   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            356,594
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        4,000   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          4,107,320
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          215    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            216,937
          495    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            500,405

        2,000   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R          2,168,020
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          415   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            419,532
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        1,265   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          1,407,730
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,195   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,324,562
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

          905   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R            966,232
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

          800   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            831,616
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA     $    8,219,360
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A,
                 5.000%, 7/01/23 - AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          5,503,550
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 7/01/13 -
                 MBIA Insured

        3,295   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,641,898
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,065,240
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-          2,366,900
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

          385   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            400,419
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        6,000   Riverside County Redevelopment Agency, California,                   10/11 at 102.00         AAA          6,350,280
                 Tax Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                 5.250%, 10/01/35 - AMBAC Insured

          475   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            495,705
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          700   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R            748,307
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

          975   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,022,151
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

        1,530   San Marcos Public Facilities Authority, California, Tax               8/15 at 100.00         AAA          1,590,756
                 Allocation Bonds, Project Areas 2 and 3, Series 2005C,
                 5.000%, 8/01/35 - AMBAC Insured

        1,930   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          2,152,568
                 Tax Bonds, Community Facilities District 01-1, Series 2003B,
                 6.750%, 9/01/30

          500   West Patterson Financing Authority, California, Special               9/13 at 102.00         N/R            534,950
                 Tax Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

          850   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R            920,363
                 Tax Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       62,320   Total Tax Obligation/Limited                                                                             66,573,883
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.0% (6.8% OF TOTAL INVESTMENTS)

        1,930   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          2,035,899
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

        7,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,300,700
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,            11/12 at 100.00         AAA          5,876,984
                 5.000%, 11/01/16 - MBIA Insured (Alternative Minimum Tax) (7)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,430    5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,582,410
        2,555    5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,704,110

        1,000   San Francisco Airports Commission, California, Revenue Bonds,         5/13 at 100.00         AAA          1,070,770
                 San Francisco International Airport, Second Series 2003,
                 Issue 29B, 5.125%, 5/01/17 - FGIC Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          2,115,660
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/17 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       22,500   Total Transportation                                                                                     22,686,533
------------------------------------------------------------------------------------------------------------------------------------


                                       45

                        Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.6% (16.9% OF TOTAL INVESTMENTS) (4)

$       9,000   Anitoch Area Public Facilities Financing Agency, California,          8/11 at 100.00         AAA     $    9,707,579
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) -
                 MBIA Insured

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa          6,534,900
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        7,530   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          8,044,525
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        1,375   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa          1,525,233
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 (Pre-refunded 8/01/14) - FGIC Insured

        3,000   Northern California Tobacco Securitization Authority,                 6/11 at 100.00         AAA          3,239,250
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.375%, 6/01/41 (Pre-refunded 6/01/11)

       12,090   Santa Clara Valley Transportation Authority, California,              6/11 at 100.00         AAA         12,879,355
                 Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                 (Pre-refunded 6/01/11) - MBIA Insured

        1,160   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,249,784
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21
                 (Pre-refunded 8/01/12) - FGIC Insured

        6,200   Southwestern Community College District, San Diego County,            8/11 at 101.00         AAA          6,774,492
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured

        2,710   Southwestern Community College District, San Diego County,            8/14 at 100.00         AAA          2,959,889
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/21 (Pre-refunded 8/01/14) - FGIC Insured

        2,800   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          3,071,656
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior
                 Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       51,865   Total U.S. Guaranteed                                                                                    55,986,663
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.8% (3.3% OF TOTAL INVESTMENTS)

        5,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          5,411,700
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

                Los Angeles Department of Water and Power, California, Power
                System Revenue Bonds, Series 2003A-2:
          750    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA            797,228
        1,000    5.000%, 7/01/23 - MBIA Insured                                       7/13 at 100.00         AAA          1,054,880

          500   Los Angeles Department of Water and Power, California,                7/15 at 100.00         AAA            526,410
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured

          790   Merced Irrigation District, California, Electric System               9/15 at 100.00         AAA            833,687
                 Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,          7/13 at 100.00         AAA          2,172,360
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,040   Total Utilities                                                                                          10,796,265
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.1% (9.7% OF TOTAL INVESTMENTS)

        2,740   California Department of Water Resources, Water System               12/12 at 100.00         AAA          2,918,895
                 Revenue Bonds, Central Valley Project, Series 2002Z,
                 5.000%, 12/01/18 - FGIC Insured

        4,900   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          5,094,726
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 - MBIA Insured

        2,655   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,810,583
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/20 -
                 FGIC Insured

          545   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            572,283
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          750   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            794,160
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,700   San Buenaventura, California, Wastewater Revenue                      3/14 at 100.00         AAA          1,781,702
                 Certificates of Participation, Series 2004, 5.000%, 3/01/24 -
                 MBIA Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,885   San Diego Public Facilities Financing Authority, California,          8/12 at 100.00         AAA     $    7,313,247
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA         10,846,299
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,175   Total Water and Sewer                                                                                    32,131,895
------------------------------------------------------------------------------------------------------------------------------------
$     311,987   Total Investments (cost $315,496,436) - 146.2%                                                          332,063,859
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      5,096,014
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                       (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 227,159,873
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2006:

                                                                    FIXED RATE  FLOATING RATE                             UNREALIZED
                  NOTIONAL          RATE PAID     RATE RECEIVED        PAYMENT        PAYMENT  EFFECTIVE TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT    BY THE FUND (5)   BY THE FUND (5)      FREQUENCY      FREQUENCY   DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $38,500,000             5.681% 3 Month USD-LIBOR  Semi-Annually      Quarterly    7/27/07     7/27/12      $(836,012)
JPMorgan        12,000,000             5.716% 3 Month USD-LIBOR  Semi-Annually      Quarterly    7/27/07     7/27/14       (326,975)
JPMorgan         6,500,000  3 Month USD-LIBOR            5.869%  Semi-Annually      Quarterly    7/27/07     7/27/34        396,938
Morgan Stanley  13,700,000  3 Month USD-LIBOR            5.811%  Semi-Annually      Quarterly    7/27/07     7/27/24        603,726
Morgan Stanley  18,500,000  3 Month USD-LIBOR            5.816%  Semi-Annually      Quarterly    7/27/07     7/27/29        910,532
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $ 748,209
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    (7) Portion of the investment, with an aggregate market value of $705,028, has been pledged to collateralize the net payment obligations under forward swap contracts.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

$       1,340   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $    1,302,962
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        6,100   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          6,696,397
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,440   Total Consumer Staples                                                                                    7,999,359
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.9% (5.2% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3            297,763
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                    11/15 at 100.00          A2            211,824
          270    5.000%, 11/01/25                                                    11/15 at 100.00          A2            283,449

        3,825   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          3,963,274
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 - MBIA Insured (Alternative Minimum Tax)

        3,600   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          3,898,152
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/17 - FSA Insured

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            664,752
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 100.00         AAA          7,967,687
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 - MBIA Insured

        2,990   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          3,060,355
                 Projects, Series 2000K, 5.000%, 9/01/23

        4,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          4,218,320
                 Projects, Series 2003A, 5.000%, 5/15/23 - AMBAC Insured

        3,820   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          3,956,527
                 Series 2001E, 5.000%, 9/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,210   Total Education and Civic Organizations                                                                  28,522,103
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.4% (11.0% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00        BBB+          4,292,120
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00        BBB+          2,138,940

        2,020   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          2,071,712
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        9,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          9,529,110
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        6,525   California Statewide Community Development Authority,                   No Opt. Call          A+          7,249,275
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/12

        6,450   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          6,942,587
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        7,665   California Statewide Community Development Authority,                11/09 at 102.00           A          8,045,874
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/21

        9,425   California Statewide Community Development Authority,                 3/16 at 100.00          A+          9,648,373
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,145   California Statewide Community Development Authority,                 8/16 at 100.00          A+          3,325,460
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California Obligated Group, Series 2000:
$       1,770    6.000%, 2/01/20                                                      2/10 at 101.00        Baa2     $    1,865,173
        1,740    6.000%, 2/01/30                                                      2/10 at 101.00        Baa2          1,823,433

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,669,050
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
       56,240   Total Health Care                                                                                        59,601,107
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.0% (6.7% OF TOTAL INVESTMENTS)

        4,750   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call         BBB          4,926,035
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.400%, 8/15/30 (Mandatory put 8/15/08) (Alternative
                 Minimum Tax)

        4,000   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call         BBB          4,150,640
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        5,165   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,763,314
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,183,180
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.800%, 12/15/25

          325   Independent Cities Lease Finance Authority, California,               5/16 at 100.00         N/R            329,992
                 Mobile Home Park Revenue Bonds, San Juan Mobile
                 Estates Project, Series 2006A, 5.850%, 5/15/41

        1,735   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00          A-          1,881,434
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,209,893
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        3,610   San Bernardino County Housing Authority, California,                 11/11 at 105.00         Aaa          3,944,900
                 GNMA Collateralized Multifamily Mortgage Revenue Bonds,
                 Pacific Palms Mobile Home Park, Series 2001A,
                 6.700%, 12/20/41

        7,500   San Bernardino County Housing Authority, California,                    No Opt. Call          A-          7,712,100
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29 (Mandatory
                 6/15/09)

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          1,299,675
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          2,978,525

------------------------------------------------------------------------------------------------------------------------------------
       34,340   Total Housing/Multifamily                                                                                36,379,688
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.3% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB          2,061,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.5% (0.9% OF TOTAL INVESTMENTS)

        2,450   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+          2,549,176
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500    5.125%, 3/01/22                                                      3/12 at 101.00          A+          1,562,190
        1,315    5.250%, 3/01/32                                                      3/12 at 101.00          A+          1,367,192

------------------------------------------------------------------------------------------------------------------------------------
        5,265   Total Long-Term Care                                                                                      5,478,558
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.8% (16.5% OF TOTAL INVESTMENTS)

        9,335   California, General Obligation Bonds, Series 2002,                      No Opt. Call         AAA         10,966,198
                 6.000%, 2/01/16 - FSA Insured

        1,750   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00          A+          1,848,193
                 5.125%, 2/01/27


                                       49

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Refunding Bonds, Series 2002:
$       8,450    5.000%, 2/01/12                                                        No Opt. Call          A+     $    8,990,040
        2,780    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          3,266,834

           10   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00         AA-             10,227
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

       14,300   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA         14,566,551
                 Series 2001BZ, 5.350%, 12/01/21 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Contra Costa County Community College District, California,           8/12 at 100.00         AAA          3,164,820
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,            8/12 at 100.00         Aaa          2,621,875
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,         8/11 at 101.00         AAA          2,405,567
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,750    5.250%, 7/01/20 - FSA Insured                                        7/13 at 100.00         AAA          4,077,862
        7,200    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          7,613,136

          870   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA            910,568
                 Bonds, Series 2001, 5.000%, 7/01/24 - FSA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2005:
        2,675    5.000%, 8/01/21 - FSA Insured                                        8/15 at 100.00         AAA          2,864,551
        5,000    5.000%, 8/01/24 - FSA Insured                                        8/15 at 100.00         AAA          5,311,950

          575   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            608,678
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA         11,638,262
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County,                  7/12 at 101.00         AAA          4,351,440
                 California, General Obligation Bonds, Election of 1998,
                 Series 2002D, 5.250%, 7/01/21 - FGIC Insured

        2,715   San Jose-Evergreen Community College District,                        9/15 at 100.00         AAA          2,881,620
                 Santa Clara County, California, General Obligation Bonds,
                 Series 2005A, 5.000%, 9/01/25 - MBIA Insured

        1,630   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,722,943
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       83,610   Total Tax Obligation/General                                                                             89,821,315
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 41.4% (27.6% OF TOTAL INVESTMENTS)

        4,000   Beaumont Financing Authority, California, Local Agency                9/12 at 102.00         N/R          4,422,880
                 Revenue Bonds, Series 2002A, 6.750%, 9/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa           11/11 at 100.00         AAA          7,498,671
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          9,066,467
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        3,350   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,614,885
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/17 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          4,144,760
                 Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

        4,510   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          4,723,143
                 Department of Mental Health, Hospital Addition,
                 Series 2001A, 5.000%, 12/01/26 - AMBAC Insured

        2,815   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          3,051,798
                 Series 2004A, 5.000%, 7/01/15

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
        1,750    5.875%, 9/01/23                                                      9/13 at 100.00         N/R          1,865,552
          550    6.000%, 9/01/33                                                      9/13 at 100.00         N/R            582,318

          715   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            757,778
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,810   Cerritos Public Financing Authority, California, Tax Allocation         No Opt. Call         AAA     $    1,972,049
                 Revenue Bonds, Los Cerritos Redevelopment Projects,
                 Series 2002A, 5.000%, 11/01/14 - AMBAC Insured

        1,270   Coalinga Public Financing Authority, California, Local                  No Opt. Call         AAA          1,515,491
                 Obligation Senior Lien Revenue Bonds, Series 1998A,
                 6.000%, 9/15/18 - AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,194,244
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special        9/12 at 100.00         N/R          1,066,380
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

          550   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            585,453
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                      9/06 at 103.00         N/R            353,154
          805    5.125%, 9/01/36                                                      9/06 at 103.00         N/R            813,791
        3,000   Lake Elsinore Public Finance Authority, California, Local            10/13 at 102.00         N/R          3,252,030
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

          685   Lammersville School District, San Joaquin County, California,         9/16 at 100.00         N/R            692,480
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        5,250   Lammersville School District, San Joaquin County, California,         9/12 at 101.00         N/R          5,684,175
                 Special Tax Bonds, Community Facilities District of Mountain
                 House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          2,225,660
                 Tax Bonds, Community Facilities District 1 of Sycamore
                 Creek, Series 2003, 6.500%, 9/01/24

        1,985   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,200,214
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,360   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,452,018
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        5,425   Lodi, California, Certificates of Participation, Public              10/12 at 100.00         AAA          5,639,450
                 Improvement Financing Project, Series 2002,
                 5.000%, 10/01/26 - MBIA Insured

        1,310   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa          1,361,771
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        3,075   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          3,384,683
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 7/01/13 -
                 MBIA Insured

        1,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          1,068,510
                 Master Plan Financing, Series 2001, 5.250%, 8/01/15 -
                 MBIA Insured

        1,675   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA          1,751,129
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/26 - FSA Insured

        3,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,301,260
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,760,102
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,065,240
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA         11,715,993
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomona Public Financing Authority, California, Revenue                2/11 at 100.00         AAA          3,347,760
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

          625   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            650,031
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

          780   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            814,000
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,700   Roseville, California, Special Tax Bonds, Community                   9/09 at 103.00         N/R          1,798,889
                 Facilities District 1 - Crocker, Series 2003, 6.000%, 9/01/27


                                       51

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R     $    1,229,362
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate               9/11 at 101.00         AAA         15,084,619
                 Lien Tax Allocation Bonds, Centre City Project, Series 2001A,
                 5.000%, 9/01/26 - FSA Insured

        8,725   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         AAA          9,077,316
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        1,595   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,672,134
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

        8,710   South Orange County Public Financing Authority, California,           8/15 at 100.00         AAA          9,154,384
                 Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                 5.000%, 8/15/32 - AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          3,172,237
                 Tax Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special               9/13 at 102.00         N/R          2,139,800
                 Tax Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,375   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          1,488,823
                 Tax Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District,                      10/11 at 100.00         AAA          2,584,250
                 San Bernardino County, California, General Obligation
                 Refunding Bonds, Series 2001A, 5.000%, 10/01/26 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      141,120   Total Tax Obligation/Limited                                                                            149,997,134
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.6% (7.1% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds,                   4/16 at 100.00          AA          1,782,730
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

       11,750   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         10,554,907
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/28

        3,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          3,241,260
                 5.250%, 11/01/20 - FGIC Insured

        1,500   Port of Oakland, California, Revenue Refunding Bonds,                11/07 at 102.00         AAA          1,562,895
                 Series 1997I, 5.600%, 11/01/19 - MBIA Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                       5/13 at 100.00         AAA          4,400,865
       10,625    5.125%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         AAA         11,338,363
        5,140    5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         AAA          5,469,628

------------------------------------------------------------------------------------------------------------------------------------
       37,815   Total Transportation                                                                                     38,350,648
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 11.9% (8.0% OF TOTAL INVESTMENTS) (4)

       11,240   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00    Baa3 (4)         12,166,625
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
                 (Pre-refunded 6/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00         AAA          3,856,615
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          9,802,350

        1,840   Compton Unified School District, Los Angeles County, California,      9/13 at 100.00         AAA          2,026,981
                 General Obligation Bonds, Series 2003A, 5.250%, 9/01/18
                 (Pre-refunded 9/01/13) - MBIA Insured

        1,525   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa          1,691,622
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          5,995,660
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

        1,000   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,077,400
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/24
                 (Pre-refunded 8/01/12) - FGIC Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,905   Southwestern Community College District, San Diego County,            8/14 at 100.00         AAA     $    2,080,660
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        4,200   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         AAA          4,607,484
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       39,710   Total U.S. Guaranteed                                                                                    43,305,397
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.1% (6.1% OF TOTAL INVESTMENTS)

       15,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         16,061,246
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,275,564
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,285   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA          1,356,061
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,275,300
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,341,688
                 Bonds, Series 2002, 5.125%, 8/01/22 - AMBAC Insured
                 (Alternative Minimum Tax)

        6,085   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          6,643,846
                 Magnolia Power Project, Series 2003-1A, 5.250%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,820   Total Utilities                                                                                          32,953,705
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.6% (9.1% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,131,504
                 Series 2004A, 5.000%, 6/01/22 - AMBAC Insured

        5,000   California Department of Water Resources, Water System                6/13 at 100.00         AAA          5,492,700
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/13 - FGIC Insured

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00         AAA          7,262,150
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,117,200
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/20 -
                 FGIC Insured

          890   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            934,553
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          850   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            893,809
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          1,074,600
                 Series 2001A, 6.250%, 12/01/32

        1,380   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA          1,456,742
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,000   San Buenaventura, California, Wastewater Revenue                      3/14 at 100.00         AAA          1,048,060
                 Certificates of Participation, Series 2004, 5.000%, 3/01/24 -
                 MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,637,350
        6,260    5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00         AAA          6,593,470


                                       53

                        Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
$       3,315    5.250%, 10/01/18 - MBIA Insured                                      4/13 at 100.00         AAA     $    3,595,548
       12,000    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA         13,015,559

        1,955   Westlands Water District, California, Revenue Certificates            3/15 at 100.00         AAA          2,059,397
                 of Participation, Series 2005A, 5.000%, 9/01/23 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,220   Total Water and Sewer                                                                                    49,312,642
------------------------------------------------------------------------------------------------------------------------------------
$     511,790   Total Investments (cost $521,149,817) - 150.0%                                                          543,782,656
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      5,690,101
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                       (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 362,472,757
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3% (1.6% OF TOTAL INVESTMENTS)

$       4,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    5,463,450
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 8.7% (5.8% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,743,407
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          9,497,700
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

        9,000   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          9,250,110
                 Projects, Series 2000K, 5.300%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
       19,675   Total Education and Civic Organizations                                                                  20,491,217
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.6% (3.8% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          5,329,850
                 California, Cal-Mortgage Insured Revenue Bonds,
                 Sansum-Santa Barbara Medical Foundation Clinic,
                 Series 2002A, 5.600%, 4/01/26

        2,815   California Health Facilities Financing Authority, Revenue             8/13 at 100.00         AAA          2,964,308
                 Bonds, Lucile Salter Packard Children's Hospital,
                 Series 2003C, 5.000%, 8/15/20 - AMBAC Insured

        1,090   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA          1,150,081
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/21 - MBIA Insured

        3,380   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          3,753,186
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
       12,285   Total Health Care                                                                                        13,197,425
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,053,790
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities              7/11 at 102.00         AAA          1,995,316
                 Program Multifamily Housing Revenue Bonds, Park Plaza
                 West Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Housing/Multifamily                                                                                 3,049,106
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          3,198,060
                 Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Mandatory put
                 12/01/17) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.4% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A          3,137,340
                 California, Insured Senior Living Revenue Bonds,
                 Odd Fellows Home of California, Series 2003A,
                 5.200%, 11/15/22

        5,000   California Statewide Community Development Authority,                11/13 at 100.00           A          5,222,750
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
        8,000   Total Long-Term Care                                                                                      8,360,090
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 30.6% (20.6% OF TOTAL INVESTMENTS)

        5,920   Cajon Valley Union School District, San Diego County,                 8/10 at 102.00         AAA          6,235,714
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21    8/13 at 100.00          A+          3,061,965

        1,750   California, General Obligation Bonds, Series 2004, 5.125%, 2/01/27    2/14 at 100.00          A+          1,848,193

        8,250   California, General Obligation Refunding Bonds, Series 2002,          2/12 at 100.00         AAA          8,601,037
                 5.000%, 2/01/22 - MBIA Insured


                                       55

                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Compton Community College District, Los Angeles County,
                California, General Obligation Bonds, Series 2004A:
$       1,315    5.250%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA     $    1,431,917
        2,560    5.250%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          2,782,208

          230   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         AAA            240,497
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured

       10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA         10,526,500
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        5,000   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          5,263,200
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27 -
                 MBIA Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,700    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          3,912,306
        3,500    5.000%, 1/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          3,679,480

        1,000   Los Rios Community College District, Sacramento,                      8/14 at 102.00         AAA          1,066,400
                 El Dorado and Yolo Counties, California, General Obligation
                 Bonds, Series 2006C, 5.000%, 8/01/25 - FSA Insured

        1,500   Madera Unified School District, Madera County, California,            8/12 at 100.00         AAA          1,561,035
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                 FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,699,325
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

          375   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            396,964
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA          3,499,015
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/22 - FSA Insured

        1,160   San Gabriel Unified School District, Los Angeles County,              8/15 at 100.00         AAA          1,239,506
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/22 - FSA Insured

        3,500   San Mateo County Community College District, California,              9/12 at 100.00         AAA          3,671,745
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA         10,549,400
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       68,410   Total Tax Obligation/General                                                                             72,266,407
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 42.4% (28.6% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California,                  8/13 at 102.00         BBB          1,524,197
                 Sales Tax and Tax Allocation Bonds, Puente Merced
                 Redevelopment Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          7,212,928
                 California, Certificates of Participation Refunding,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

        2,290   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,472,353
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/19 - AMBAC Insured

        2,200   California Infrastructure Economic Development Bank,                  9/13 at 101.00         AAA          2,310,154
                 Los Angeles County, Revenue Bonds, Department of
                 Public Social Services, Series 2003, 5.000%, 9/01/28 -
                 AMBAC Insured

        3,100   California State Public Works Board, Lease Revenue Bonds,            11/15 at 100.00         AAA          3,240,058
                 Department of Health Services, Richmond Lab, Series 2005B,
                 5.000%, 11/01/30 - XLCA Insured

          465   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            492,821
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        7,035   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          7,349,394
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation          5/11 at 101.00         AAA          3,284,512
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          9,008,981
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          4,228,080
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         355   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA     $      377,883
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        2,115   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          2,360,784
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        3,500   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,667,930
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.100%, 9/01/31 - AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation            9/12 at 102.00         AAA          3,593,868
                 Bonds, Redevelopment Project Area 1, Series 2002,
                 5.000%, 9/01/22 - AMBAC Insured

          845   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            878,394
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          4,818,600
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          1,513,597
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation,               4/12 at 100.00         AAA          7,345,310
                 Series 2002, 5.200%, 4/01/27 - AMBAC Insured

        8,470   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          8,988,195
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.200%, 8/01/29 - AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA          5,235,800
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

          405   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            421,220
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,475   Riverside County, California, Asset Leasing Corporate Leasehold       6/12 at 101.00         AAA          4,726,629
                 Revenue Bonds, Riverside County Hospital Project,
                 Series 1997B, 5.000%, 6/01/19 - MBIA Insured

          505   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            527,013
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,175   San Buenaventura, California, Certificates of Participation,          2/11 at 101.00         AAA          3,331,147
                 Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          3,859,991
                 Lien Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          4,213,360
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured

        1,000   Shasta Joint Powers Financing Authority, California, Lease            4/13 at 100.00         AAA          1,064,840
                 Revenue Bonds, County Administration Building Project,
                 Series 2003A, 5.250%, 4/01/23 - MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00         AAA          2,238,494
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       95,585   Total Tax Obligation/Limited                                                                            100,286,533
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.9% (3.3% OF TOTAL INVESTMENTS)

        7,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          6,728,100
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,185    5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,334,367
        2,300    5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00         AAA          2,453,479

------------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Transportation                                                                                     11,515,946
------------------------------------------------------------------------------------------------------------------------------------


                                       57

                        Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.4% (9.0% OF TOTAL INVESTMENTS) (4)

$       6,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa     $    6,534,900
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
        2,500    6.125%, 12/01/30 (Pre-refunded 12/01/09)                            12/09 at 101.00      A3 (4)          2,722,125
        1,000    6.250%, 12/01/34 (Pre-refunded 12/01/09)                            12/09 at 101.00      A3 (4)          1,092,490

        2,250   California Infrastructure Economic Development Bank,                  1/28 at 100.00         AAA          2,506,950
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded
                 1/01/28) - AMBAC Insured

        2,185   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         Aaa          2,367,426
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 (Pre-refunded 6/01/13) - FSA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,210,863
        1,190    5.125%, 8/01/24 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,269,540
        1,245    5.125%, 8/01/25 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,329,623
        1,255    5.125%, 8/01/26 - FGIC Insured (ETM)                                 8/10 at 102.00         AAA          1,327,589

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00         AAA          2,189,729
                 General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        3,000   Peralta Community College District, Alameda County,                   8/09 at 102.00         AAA          3,184,620
                 California, General Obligation Bonds, Election of 2000,
                 Series 2001A, 5.000%, 8/01/31 (Pre-refunded 8/01/09) -
                 FGIC Insured

        2,980   Santa Clarita Community College District, Los Angeles                 8/11 at 101.00         AAA          3,222,721
                 County, California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 (Pre-refunded 8/01/11) - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00         AAA          2,646,591
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                 (Pre-refunded 8/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,270   Total U.S. Guaranteed                                                                                    31,605,167
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 17.0% (11.5% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue Bonds,         10/12 at 100.00         AAA          9,446,760
                 Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         10,707,496
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,175,320
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

          775   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            823,802
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          830   Merced Irrigation District, California, Electric System               9/15 at 100.00         AAA            875,899
                 Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        6,000   Northern California Power Agency, Revenue Refunding Bonds,            7/08 at 101.00         AAA          6,194,640
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        3,000   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          3,124,020
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 -
                 MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate               7/12 at 100.00         AAA          5,838,592
                 Revenue Refunding Bonds, Transmission Project,
                 Series 2002A, 4.750%, 7/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,235   Total Utilities                                                                                          40,186,529
------------------------------------------------------------------------------------------------------------------------------------


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.4% (11.8% OF TOTAL INVESTMENTS)
$       3,000   California Department of Water Resources, Water System               12/12 at 100.00         AAA     $    3,213,270
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.150%, 12/01/23 - FGIC Insured

        6,100   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          6,342,414
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 - MBIA Insured

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00         AAA          9,261,900
                 Sewerage System Revenue Certificates of Participation,
                 Series 2001B, 5.000%, 7/01/30 - FGIC Insured

          570   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            598,534
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA          4,749,750
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        3,050   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          3,056,009
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          500   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            525,770
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA          9,546,338
                 Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

          870   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            918,381
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
        1,315    5.500%, 12/01/20 - XLCA Insured                                     12/14 at 100.00         AAA          1,453,825
        1,415    5.500%, 12/01/21 - XLCA Insured                                     12/14 at 100.00         AAA          1,563,334

------------------------------------------------------------------------------------------------------------------------------------
       39,505   Total Water and Sewer                                                                                    41,229,525
------------------------------------------------------------------------------------------------------------------------------------
$     333,355   Total Investments (cost $329,482,118) - 148.3%                                                          350,849,455
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      3,675,134
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.9)%                                                       (118,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 236,524,589
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
                        Portfolio of
                            INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)

$       1,625   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    1,972,913
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.9% (8.7% OF TOTAL INVESTMENTS)

        1,500   California Health Facilities Financing Authority, Revenue            11/08 at 101.00         AAA          1,545,015
                 Bonds, UCSF - Stanford Healthcare, Series 1998A,
                 5.000%, 11/15/31 - FSA Insured

        1,800   California Infrastructure Economic Development Bank,                  8/11 at 102.00          A+          1,905,822
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        2,000   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,130,040
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/23 - FSA Insured

        4,060   California Statewide Community Development Authority,                   No Opt. Call         AAA          4,350,046
                 Revenue Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        1,260   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          1,399,117
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
       10,620   Total Health Care                                                                                        11,330,040
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,              5/13 at 102.00        BBB+          1,183,349
                 Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.7% (3.8% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,      11/12 at 100.00           A          1,045,780
                 Insured Senior Living Revenue Bonds, Odd Fellows Home
                 of California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Cal-Mortgage        1/13 at 100.00          A+          2,095,780
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

        1,815   California Statewide Community Development Authority,                11/13 at 100.00           A          1,895,858
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
        4,815   Total Long-Term Care                                                                                      5,037,418
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 47.0% (31.5% OF TOTAL INVESTMENTS)

        2,000   Butte-Glenn Community College District, Butte and Glenn               8/12 at 101.00         Aaa          2,095,720
                 Counties, California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

                California, General Obligation Bonds, Series 2004:
        1,000    5.125%, 2/01/27                                                      2/14 at 100.00          A+          1,056,110
          500    5.250%, 4/01/34                                                      4/14 at 100.00          A+            530,775

                California, General Obligation Refunding Bonds, Series 2002:
        1,500    5.000%, 2/01/12                                                        No Opt. Call          A+          1,595,865
        3,750    5.000%, 4/01/27 - AMBAC Insured                                      4/12 at 100.00         AAA          3,922,500
        3,000    5.250%, 4/01/30 - XLCA Insured                                       4/12 at 100.00         AAA          3,185,880

          450   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA            473,693
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

                Hacienda La Puente Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003B:
        4,500    5.000%, 8/01/26 - FSA Insured                                        8/13 at 100.00         AAA          4,715,370
        2,030    5.000%, 8/01/27 - FSA Insured                                        8/13 at 100.00         AAA          2,125,917

       10,500   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA         11,102,486
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   Los Angeles, California, General Obligation Bonds,                    9/12 at 100.00         AAA     $    2,115,380
                 Series 2002A, 5.000%, 9/01/22 - MBIA Insured

        1,000   Murrieta Valley Unified School District, Riverside County,            9/13 at 100.00         AAA          1,048,390
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured

          140   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            148,200
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA          3,158,460
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

        3,855   San Rafael City High School District, Marin County,                   8/12 at 100.00         AAA          4,011,860
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/28 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,225   Total Tax Obligation/General                                                                             41,286,606
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 43.3% (29.0% OF TOTAL INVESTMENTS)

          550   Baldwin Park Public Financing Authority, California,                  8/13 at 102.00         BBB            578,144
                 Sales Tax and Tax Allocation Bonds, Puente Merced
                 Redevelopment Project, Series 2003, 5.250%, 8/01/21

        2,025   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,172,926
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00           A          2,208,640
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,000   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,164,000
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

          170   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA            180,171
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,610   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          1,701,802
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

          130   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            138,380
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        5,540   Irvine Public Facilities and Infrastructure Authority, California,    9/06 at 103.00         AAA          5,730,244
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 -
                 AMBAC Insured

          315   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            327,449
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,770   Los Angeles Unified School District, California, Certificates        10/12 at 100.00         AAA          1,838,995
                 of Participation, Administration Building Project II,
                 Series 2002C, 5.000%, 10/01/27 - AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          2,073,420
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,500   Los Osos, California, Improvement Bonds, Community                    9/10 at 103.00         AAA          1,555,995
                 Services Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

          500   Paramount Redevelopment Agency, California, Tax                       8/13 at 100.00         AAA            531,455
                 Allocation Bonds, Redevelopment Project Area 1,
                 Series 2003, 5.000%, 8/01/19 - MBIA Insured

          150   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            156,008
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            198,282
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00         AAA          3,105,540
        3,300    5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00         AAA          3,402,894

        1,200   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          1,241,820
                 Lien Tax Increment and Parking Revenue Bonds, Centre
                 City Project, Series 2003B, 5.250%, 9/01/26


                                       61

                        Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (continued)
                            Portfolio of INVESTMENTS August 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,770   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA     $    2,864,402
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

        1,220   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,253,245
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        2,390   Solano County, California, Certificates of Participation,            11/12 at 100.00         AAA          2,563,849
                 Series 2002, 5.250%, 11/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,330   Total Tax Obligation/Limited                                                                             37,987,661
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 14.0% (9.4% OF TOTAL INVESTMENTS)

        5,480   Bay Area Governments Association, California, BART SFO                8/12 at 100.00         AAA          5,697,172
                 Extension, Airport Premium Fare Revenue Bonds,
                 Series 2002A, 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          2,001,440
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        1,300   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA          1,360,229
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 26B, 5.000%, 5/01/25 - FGIC Insured

        3,135   San Francisco Airports Commission, California, Revenue                5/08 at 101.00         AAA          3,213,720
                 Bonds, San Francisco International Airport, Second Series
                 Issue 16B, 5.000%, 5/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,915   Total Transportation                                                                                     12,272,561
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 4.8% (3.2% OF TOTAL INVESTMENTS) (4)

        1,000   Berryessa Union School District, Santa Clara County,                  8/12 at 100.00         AAA          1,077,400
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/21 (Pre-refunded 8/01/12) - FSA Insured

        1,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00      A3 (4)          1,092,490
                 Cedars-Sinai Medical Center, Series 1999A, 6.250%, 12/01/34
                 (Pre-refunded 12/01/09)

        1,940   California Statewide Community Development Authority,                 8/08 at 102.00         AAA          2,032,519
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/08) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,940   Total U.S. Guaranteed                                                                                     4,202,409
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,082,340
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        3,055   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,233,534
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            292,317
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          310   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            327,143
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,640   Total Utilities                                                                                           4,935,334
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.1% (8.1% OF TOTAL INVESTMENTS)

          215   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            225,763
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,125   Manteca Financing Authority, California, Sewerage Revenue            12/13 at 100.00         Aaa          1,127,216
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          170   Marina Coast Water District, California, Enterprise Certificate       6/16 at 100.00         AAA            178,762
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

          370   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            390,576
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00         AAA          3,172,290
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,637,350


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,180   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB     $    1,232,416
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and                 10/11 at 100.00         AAA          1,655,392
                 Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,160   Total Water and Sewer                                                                                    10,619,765
------------------------------------------------------------------------------------------------------------------------------------
$     124,435   Total Long-Term Investments (cost $125,092,502) - 149.1%                                                130,828,056
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

          100   California Department of Water Resources, Power Supply                                      A-1+            100,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2002C-7, 3.270%, 5/01/22 - FSA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$         100   Total Short-Term Investments (cost $100,000)                                                                100,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $125,192,502) - 149.2%                                                          130,928,056
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,846,749
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  87,774,805
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES August 31, 2006
                                                                        INSURED           INSURED        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA        CALIFORNIA           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME  PREMIUM INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)             (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $133,619,422,
   $267,368,873, $119,569,909 and
   $503,466,600, respectively)                                     $143,674,468      $281,660,654      $125,439,083     $533,425,529
Cash                                                                         --                --           564,998               --
 Receivables:
   Interest                                                           2,350,526         3,635,322         1,584,183        7,501,106
   Investments sold                                                   3,082,986         5,508,000                --          365,650
   Variation margin on futures contracts                                     --                --                --           11,953
Unrealized appreciation on forward swaps                                435,891           838,226                --          838,429
Other assets                                                              8,262            37,071               999           49,683
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  149,552,133       291,679,273       127,589,263      542,192,350
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           14,998           111,976                --        1,268,553
Payable for investments purchased                                     3,733,339         5,745,167                --               --
Unrealized depreciation on forward swaps                                106,401                --                --               --
Accrued expenses:
   Management fees                                                       78,025           151,357            68,539          214,436
   Other                                                                 31,552            66,693            43,285          114,096
Preferred share dividends payable                                         7,149            32,849            10,423           79,101
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               3,971,464         6,108,042           122,247        1,676,186
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               45,000,000        95,000,000        43,000,000      175,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $100,580,669      $190,571,231      $ 84,467,016     $365,516,164
====================================================================================================================================
Common shares outstanding                                             6,455,666        12,716,370         5,774,216       23,450,261
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.58      $      14.99      $      14.63     $      15.59
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,557      $    127,164      $     57,742     $    234,503
 Paid-in surplus                                                     89,361,743       176,229,375        78,298,267      333,112,547
 Undistributed (Over-distribution of) net investment income             422,103           129,491            34,045          136,735
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          347,730        (1,044,806)          207,788        1,207,682
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                       10,384,536        15,130,007         5,869,174       30,824,697
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $100,580,669      $190,571,231      $ 84,467,016     $365,516,164
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000       200,000,000         Unlimited        Unlimited
   Preferred                                                          1,000,000         1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                            INSURED         INSURED
                                                                      CALIFORNIA       CALIFORNIA        CALIFORNIA      CALIFORNIA
                                                                        DIVIDEND         DIVIDEND          DIVIDEND        TAX-FREE
                                                                     ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE       ADVANTAGE
                                                                           (NVX)            (NZH)             (NKL)           (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $315,496,436,
   $521,149,817, $329,482,118 and
   $125,192,502, respectively)                                      $332,063,859     $543,782,656      $350,849,455    $130,928,056
Cash                                                                          --               --                --         474,536
Receivables:
   Interest                                                            4,347,136        7,564,105         4,035,483       1,451,477
   Investments sold                                                      226,600          365,650                --              --
   Variation margin on futures contracts                                      --               --                --              --
Unrealized appreciation on forward swaps                               1,584,221               --                --              --
Other assets                                                              29,233           26,464            28,248           3,520
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   338,251,049      551,738,875       354,913,186     132,857,589
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                            53,237        1,933,247           197,805              --
Payable for investments purchased                                             --               --                --              --
Unrealized depreciation on forward swaps                                 836,012               --                --              --
Accrued expenses:
   Management fees                                                       106,958          148,182            97,330          35,437
   Other                                                                  63,326          110,423            63,397          21,463
Preferred share dividends payable                                         31,643           74,266            30,065          25,884
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,091,176        2,266,118           388,597          82,784
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               110,000,000      187,000,000       118,000,000      45,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $227,159,873     $362,472,757      $236,524,589    $ 87,774,805
===================================================================================================================================
Common shares outstanding                                             14,790,660       24,112,833        15,264,555       5,883,302
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      15.36     $      15.03      $      15.50    $      14.92
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    147,907     $    241,128      $    152,646    $     58,833
Paid-in surplus                                                      210,049,075      342,513,152       216,696,084      83,000,891
Undistributed (Over-distribution of) net investment income                53,273          283,661           (95,484)       (166,320)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          (406,014)      (3,198,023)       (1,595,994)       (854,153)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        17,315,632       22,632,839        21,367,337       5,735,554
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $227,159,873     $362,472,757      $236,524,589    $ 87,774,805
===================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended August 31, 2006

                                                                       INSURED           INSURED        CALIFORNIA       CALIFORNIA
                                                                    CALIFORNIA        CALIFORNIA           PREMIUM         DIVIDEND
                                                                PREMIUM INCOME  PREMIUM INCOME 2            INCOME        ADVANTAGE
                                                                         (NPC)             (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,066,532      $13,680,129       $ 6,142,005      $26,722,379
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         925,758        1,789,822           811,073        3,350,026
Preferred shares - auction fees                                         112,573          237,653           107,570          437,184
Preferred shares - dividend disbursing agent fees                        10,000           20,000            10,000           20,000
Shareholders' servicing agent fees and expenses                          10,766           16,116             8,242            5,812
Custodian's fees and expenses                                            35,356           76,028            40,385          135,251
Directors'/Trustees' fees and expenses                                    3,310            6,462             2,782           11,152
Professional fees                                                        14,865           19,809            14,242           23,489
Shareholders' reports - printing and mailing expenses                    12,018           31,201            11,458           40,411
Stock exchange listing fees                                              10,024           10,046               491           10,033
Investor relations expense                                               15,098           29,210            13,393           49,588
Other expenses                                                           12,142           22,432            12,499           24,585
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,161,910        2,258,779         1,032,135        4,107,531
   Custodian fee credit                                                 (10,773)          (8,807)          (12,314)         (20,891)
   Expense reimbursement                                                     --               --                --       (1,054,676)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,151,137        2,249,972         1,019,821        3,031,964
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,915,395       11,430,157         5,122,184       23,690,415
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               338,450          306,694           287,143        1,496,422
Net realized gain (loss) from futures                                        --               --                --          102,063
Net realized gain (loss) from forward swaps                                  --               --                --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                    (3,110,907)      (4,684,758)       (2,003,316)      (8,347,244)
Change in net unrealized appreciation (depreciation)
   of futures                                                                --               --                --           27,339
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                     329,490          838,226                --          838,429
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,442,967)      (3,539,838)       (1,716,173)      (5,882,991)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,180,659)      (2,543,117)       (1,190,250)      (4,964,723)
From accumulated net realized gains                                    (120,330)              --           (11,180)        (111,335)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,300,989)      (2,543,117)       (1,201,430)      (5,076,058)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                    $ 2,171,439      $ 5,347,202       $ 2,204,581      $12,731,366
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $15,970,147      $25,990,365       $17,082,231      $ 6,241,863
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,104,016        3,393,539         2,210,635          841,555
Preferred shares - auction fees                                         274,800          467,803           294,787          112,573
Preferred shares - dividend disbursing agent fees                        20,000           20,000            20,000           10,000
Shareholders' servicing agent fees and expenses                           2,967            4,860             2,929            1,248
Custodian's fees and expenses                                            85,029          127,319            87,202           35,729
Directors'/Trustees' fees and expenses                                    7,629           12,397             8,029            2,992
Professional fees                                                        22,197           30,063            22,595           14,365
Shareholders' reports - printing and mailing expenses                    29,838           41,504            30,189           14,086
Stock exchange listing fees                                               1,258            2,052             1,298              501
Investor relations expense                                               33,493           50,314            34,993           14,783
Other expenses                                                           20,400           24,964            21,021           13,765
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              2,601,627        4,174,815         2,733,678        1,061,597
   Custodian fee credit                                                 (13,983)         (27,031)          (11,031)          (9,053)
   Expense reimbursement                                               (935,350)      (1,637,956)       (1,057,192)        (421,856)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,652,294        2,509,828         1,665,455          630,688
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                14,317,853       23,480,537        15,416,776        5,611,175
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               686,754        1,057,466           106,122           38,746
Net realized gain (loss) from futures                                        --               --                --               --
Net realized gain (loss) from forward swaps                                  --               --           772,782          297,454
Change in net unrealized appreciation (depreciation)
   of investments                                                    (4,193,089)      (5,851,121)       (4,883,419)      (1,917,395)
Change in net unrealized appreciation (depreciation)
   of futures                                                                --               --                --               --
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                     748,209               --           191,673           72,274
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,758,126)      (4,793,655)       (3,812,842)      (1,508,921)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (3,160,483)      (5,401,864)       (3,404,610)      (1,222,097)
From accumulated net realized gains                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (3,160,483)      (5,401,864)       (3,404,610)      (1,222,097)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 8,399,244      $13,285,018       $ 8,199,324      $ 2,880,157
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                     INSURED CALIFORNIA                   INSURED CALIFORNIA                     CALIFORNIA
                                    PREMIUM INCOME (NPC)                PREMIUM INCOME 2 (NCL)              PREMIUM INCOME (NCU)
                                ----------------------------        ------------------------------      ----------------------------
                                 YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                    8/31/06          8/31/05             8/31/06           8/31/05          8/31/06         8/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 5,915,395      $ 6,103,373        $ 11,430,157      $ 11,662,340      $ 5,122,184     $ 5,201,876
Net realized gain (loss)
   from investments                 338,450        1,025,239             306,694           572,385          287,143         986,152
Net realized gain (loss)
   from futures                          --               --                  --                --               --              --
Net realized gain (loss) from
  forward swaps                          --               --                  --                --               --              --
Change in net unrealized
  appreciation (depreciation)
  of investments                 (3,110,907)         347,962          (4,684,758)        3,008,579       (2,003,316)      2,456,342
Change in net unrealized
  appreciation (depreciation)
  of futures                             --               --                  --                --               --              --
Change in net unrealized
  appreciation (depreciation)
  of forward swaps                  329,490               --             838,226                --               --              --
Distributions to
  Preferred shareholders:
  From net investment income     (1,180,659)        (659,626)         (2,543,117)       (1,431,484)      (1,190,250)       (676,918)
  From accumulated net
    realized gains                 (120,330)         (53,379)                 --                --          (11,180)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares
   from operations                2,171,439        6,763,569           5,347,202        13,811,820        2,204,581       7,967,452
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (5,325,135)      (5,939,147)         (9,670,803)      (11,212,178)      (4,451,921)     (4,954,280)
From accumulated net
   realized gains                  (881,569)      (1,006,068)                 --                --          (70,445)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from
   distributions to
   Common shareholders           (6,206,704)      (6,945,215)         (9,670,803)      (11,212,178)      (4,522,366)     (4,954,280)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions    106,152           73,727                  --           260,359               --              --
Preferred shares offering
   costs adjustments                     --               --                  --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions       106,152           73,727                  --           260,359               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares   (3,929,113)        (107,919)         (4,323,601)        2,860,001       (2,317,785)      3,013,172
Net assets applicable to
   Common shares at the
   beginning of year            104,509,782      104,617,701         194,894,832       192,034,831       86,784,801      83,771,629
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $100,580,669     $104,509,782        $190,571,231      $194,894,832      $84,467,016     $86,784,801
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $    422,103     $  1,022,294        $    129,491      $    935,376      $    34,045     $   556,302
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CALIFORNIA                            CALIFORNIA                        CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)             DIVIDEND ADVANTAGE 2 (NVX)        DIVIDEND ADVANTAGE 3 (NZH)
                                ----------------------------        ------------------------------      ----------------------------
                                 YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                    8/31/06          8/31/05             8/31/06           8/31/05          8/31/06         8/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 23,690,415     $ 24,302,547        $ 14,317,853      $ 14,459,716     $ 23,480,537    $ 23,508,682
Net realized gain (loss)
   from investments               1,496,422          480,737             686,754           383,423        1,057,466         462,942
Net realized gain (loss)
   from futures                     102,063               --                  --                --               --              --
Net realized gain (loss) from
   forward swaps                         --               --                  --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                (8,347,244)      11,381,369          (4,193,089)       10,159,524       (5,851,121)     15,832,228
Change in net unrealized
   appreciation (depreciation)
   of futures                        27,339               --                  --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                 838,429               --             748,209                --               --              --
Distributions to
   Preferred shareholders:
   From net investment income    (4,964,723)      (2,855,101)         (3,160,483)       (1,768,569)      (5,401,864)     (3,098,457)
   From accumulated net
     realized gains                (111,335)         (64,137)                 --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares
   from operations               12,731,366       33,245,415           8,399,244        23,234,094       13,285,018      36,705,395
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (21,230,311)     (23,037,818)        (12,379,782)      (13,489,083)     (20,073,933)    (20,833,488)
From accumulated net
   realized gains                  (782,285)      (1,086,300)                 --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders          (22,012,596)     (24,124,118)        (12,379,782)      (13,489,083)     (20,073,933)    (20,833,488)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions    532,651           77,239                  --                --               --              --
Preferred shares offering
   costs adjustments                     --               --                  --                --               --          29,546
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions       532,651           77,239                  --                --               --          29,546
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares   (8,748,579)       9,198,536          (3,980,538)        9,745,011       (6,788,915)     15,901,453
Net assets applicable to Common
   shares at the beginning
   of year                      374,264,743      365,066,207         231,140,411       221,395,400      369,261,672     353,360,219
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $365,516,164     $374,264,743        $227,159,873      $231,140,411     $362,472,757    $369,261,672
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $    136,735     $  2,641,354        $     53,273      $  1,278,398     $    283,661    $  2,278,927
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                           INSURED CALIFORNIA                 INSURED CALIFORNIA
                                                                        DIVIDEND ADVANTAGE (NKL)           TAX-FREE ADVANTAGE (NKX)
                                                                     ------------------------------      ---------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         8/31/06           8/31/05          8/31/06         8/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 15,416,776      $ 15,469,138      $ 5,611,175     $ 5,637,385
Net realized gain (loss) from investments                                106,122           750,281           38,746         161,272
Net realized gain (loss) from futures                                         --                --               --              --
Net realized gain (loss) from
   forward swaps                                                         772,782        (2,892,459)         297,454      (1,073,407)
Change in net unrealized appreciation
   (depreciation) of investments                                      (4,883,419)        9,357,072       (1,917,395)      4,006,973
Change in net unrealized appreciation
   (depreciation) of futures                                                  --                --               --              --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       191,673           809,703           72,274         288,851
Distributions to Preferred shareholders:
   From net investment income                                         (3,404,610)       (1,886,679)      (1,222,097)       (753,416)
   From accumulated net realized
     gains                                                                    --           (45,704)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     8,199,324        21,561,352        2,880,157       8,267,658
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (13,002,466)      (13,733,781)      (4,377,177)     (5,003,747)
From accumulated net realized gains                                           --          (759,922)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                               (13,002,466)      (14,493,703)      (4,377,177)     (5,003,747)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                          73,640                --               --              --
Preferred shares offering
   costs adjustments                                                          --               (54)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                             73,640               (54)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (4,729,502)        7,067,595       (1,497,020)      3,263,911
Net assets applicable to Common
   shares at the beginning of year                                   241,254,091       234,186,496       89,271,825      86,007,914
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $236,524,589      $241,254,091      $87,774,805     $89,271,825
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                               $    (95,484)     $    899,990      $  (166,320)    $  (178,221)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contacts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence or such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contact, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2006, Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) had outstanding when-issued/delayed delivery purchase commitments of $3,733,339 and $5,745,167, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME     INCOME 2       INCOME    ADVANTAGE
                                                             (NPC)        (NCL)        (NCU)        (NAC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                     --           --        1,720           --
   Series T                                                  1,800        1,900           --           --
   Series TH                                                    --        1,900           --        3,500
   Series F                                                     --           --           --        3,500
---------------------------------------------------------------------------------------------------------
Total                                                        1,800        3,800        1,720        7,000
=========================================================================================================
                                                                                     INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                       ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                             (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,200        3,740           --           --
   Series T                                                     --           --        2,360           --
   Series TH                                                    --        3,740           --        1,800
   Series F                                                  2,200           --        2,360           --
---------------------------------------------------------------------------------------------------------
Total                                                        4,400        7,480        4,720        1,800
=========================================================================================================

Insurance

Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts for the purposes of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates, as a substitute for a position in the underlying asset, or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records realized gains or losses equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the value of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                               INSURED CALIFORNIA          INSURED CALIFORNIA            CALIFORNIA
                              PREMIUM INCOME (NPC)       PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/06      8/31/05       8/31/06      8/31/05      8/31/06      8/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions               6,731        4,473            --       16,994           --           --
=========================================================================================================
                               CALIFORNIA DIVIDEND        CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                 ADVANTAGE (NAC)           ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/06      8/31/05       8/31/06      8/31/05      8/31/06      8/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions              33,399        4,849            --           --           --           --
=========================================================================================================
                                                                 INSURED                   INSURED
                                                           CALIFORNIA DIVIDEND      CALIFORNIA TAX-FREE
                                                              ADVANTAGE (NKL)         ADVANTAGE (NKX)
---------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           8/31/06      8/31/05      8/31/06      8/31/05
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                      4,796           --           --           --
=========================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2006, were as follows:

                                                          INSURED       INSURED
                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                           INCOME      INCOME 2       INCOME    ADVANTAGE
                                                            (NPC)         (NCL)        (NCU)        (NAC)
---------------------------------------------------------------------------------------------------------
Purchases                                              $15,633,431  $38,063,401  $25,282,371  $68,921,094
Sales and maturities                                    13,172,344   40,252,952   26,869,773   72,072,388
=========================================================================================================
                                                                                     INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                       ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                             (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Purchases                                              $29,101,136  $52,091,968  $11,566,593   $4,749,929
Sales and maturities                                    30,856,789   54,390,357   12,318,501    5,629,297
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and have no impact on the net asset value of the Funds. Temporary differences do not require reclassification.

At August 31, 2006, the cost of investments was as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
                                                             (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Cost of investments                                   $133,583,833  $267,204,885  $119,512,129  $503,240,581
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                             (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Cost of investments                                   $315,484,862  $521,162,872  $330,937,963  $125,670,971
============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2006, were as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
                                                             (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $10,091,147   $14,503,375    $5,935,353   $30,199,111
   Depreciation                                               (512)      (47,606)       (8,399)      (14,163)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                      $10,090,635   $14,455,769    $5,926,954   $30,184,948
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                             (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $16,779,565   $23,164,411   $21,558,143    $5,747,342
   Depreciation                                           (200,568)     (544,627)   (1,646,651)     (490,257)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                      $16,578,997   $22,619,784   $19,911,492    $5,257,085
============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2006, the Funds' tax year end, were as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
                                                             (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $757,514      $744,833      $324,441    $1,642,940
Undistributed net ordinary income **                        46,081         3,783            --           121
Undistributed net long-term capital gains                  347,730            --       213,601     1,235,021
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                             (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                   $1,042,127    $1,925,249      $782,973      $195,333
Undistributed net ordinary income **                            --            --            --            --
Undistributed net long-term capital gains                       --            --        49,448            --
============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2006, paid on September 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the tax years ended August 31, 2006 and August 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
2006                                                         (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,489,050   $12,330,721    $5,697,561   $26,436,381
Distributions from net ordinary income **                   79,771            --            --            --
Distributions from net long-term capital gains ***       1,001,943            --        81,625       893,620
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
2006                                                         (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $15,681,327   $25,609,086   $16,451,218    $5,633,072
Distributions from net ordinary income **                       --            --            --            --
Distributions from net long-term capital gains ***              --            --            --            --
============================================================================================================

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
2005                                                         (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,520,209   $12,725,281    $5,644,396   $25,851,246
Distributions from net ordinary income **                  377,496            --            --            --
Distributions from net long-term capital gains             785,476            --            --     1,150,437
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
2005                                                         (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $15,245,298  $23,895,351   $15,677,229    $5,801,023
Distributions from net ordinary income **                        --           --       116,229            --
Distributions from net long-term capital gains                   --           --       689,397            --
============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2006.

At August 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           INSURED                                   INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM      DIVIDEND      DIVIDEND      TAX-FREE
                                                          INCOME 2   ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE
                                                             (NCL)         (NVX)         (NZH)         (NKX)
------------------------------------------------------------------------------------------------------------
Expiration year:
   2009                                                 $  585,620      $     --    $       --      $     --
   2010                                                    440,510            --            --            --
   2011                                                         --            --     2,849,060       278,553
   2012                                                         --       406,014       323,840            --
   2013                                                         --            --            --            --
   2014                                                         --            --            --        85,788
------------------------------------------------------------------------------------------------------------
Total                                                   $1,026,130      $406,014    $3,172,900      $364,341
============================================================================================================

Insured California Premium Income 2 (NCL) elected to defer net realized losses from investments incurred from November 1, 2005 through August 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $18,677 were treated as having arisen on the first day of the following year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
AVERAGE DAILY NET ASSETS               INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
(INCLUDING NET ASSETS                            CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
AVERAGE DAILY NET ASSETS             INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
(INCLUDING NET ASSETS                INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2006, the complex-level fee rate was .1863%.

                                                                   COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS(1)                                                 FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                      .30%                2005                         .25%
2000                       .30                 2006                         .20
2001                       .30                 2007                         .15
2002                       .30                 2008                         .10
2003                       .30                 2009                         .05
2004                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                2008                         .25%
2003                       .30                 2009                         .20
2004                       .30                 2010                         .15
2005                       .30                 2011                         .10
2006                       .30                 2012                         .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                2007                         .32%
2003                       .32                 2008                         .24
2004                       .32                 2009                         .16
2005                       .32                 2010                         .08
2006                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

Notes to
    FINANCIAL STATEMENTS (continued)



6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 2, 2006, to shareholders of record on September 15, 2006, as follows:

                                 INSURED       INSURED
                              CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                  INCOME      INCOME 2       INCOME    ADVANTAGE
                                    (NPC)        (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Dividend per share                 $.0605       $.0560       $.0565       $.0675
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Dividend per share                 $.0655       $.0655       $.0650       $.0590
================================================================================

Financial
       HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                  Less Distributions
                              -----------------------------------------------------------------  -----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                  Net
                   Beginning                                Investment         Capital           Investment    Capital
                      Common                      Net        Income to        Gains to            Income to   Gains to
                       Share         Net    Realized/        Preferred       Preferred               Common     Common
                   Net Asset  Investment   Unrealized           Share-          Share-               Share-     Share-
                       Value      Income   Gain (Loss)         holders+        holders+   Total     holders    holders        Total
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                  $16.21       $ .92        $(.38)           $(.18)          $(.02)   $ .34       $(.83)     $(.14)      $ (.97)
2005                   16.23         .95          .22             (.10)           (.01)    1.06        (.92)      (.16)       (1.08)
2004                   15.59         .99          .68             (.05)             --     1.62        (.93)      (.05)        (.98)
2003                   16.17         .99         (.45)            (.06)           (.01)     .47        (.97)      (.08)       (1.05)
2002                   16.04        1.05          .03             (.09)             --      .99        (.86)        --         (.86)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.33         .90         (.28)            (.20)             --      .42        (.76)        --         (.76)
2005                   15.12         .91          .29             (.11)             --     1.09        (.88)        --         (.88)
2004                   14.60         .96          .53             (.06)             --     1.43        (.91)        --         (.91)
2003                   15.08         .99         (.51)            (.07)             --      .41        (.89)        --         (.89)
2002                   15.01        1.02         (.02)            (.10)             --      .90        (.83)        --         (.83)

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.03         .89         (.30)            (.21)             --      .38        (.77)      (.01)        (.78)
2005                   14.51         .90          .60             (.12)             --     1.38        (.86)        --         (.86)
2004                   13.66         .94          .85             (.06)             --     1.73        (.88)        --         (.88)
2003                   14.42         .96         (.78)            (.07)             --      .11        (.87)        --         (.87)
2002                   14.22         .99          .13             (.10)             --     1.02        (.82)        --         (.82)
====================================================================================================================================
                                                                         Total Returns
                                                                     --------------------
                                                                                   Based
                              Offering                                                on
                             Costs and       Ending                               Common
                             Preferred       Common                   Based        Share
                                 Share        Share       Ending         on          Net
                          Underwriting    Net Asset       Market     Market        Asset
                             Discounts        Value        Value      Value*       Value*
=========================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                              $ --       $15.58       $15.08       1.00%        2.23%
2005                                --        16.21        15.90       7.58         6.74
2004                                --        16.23        15.81      11.80        10.64
2003                                --        15.59        15.07       1.55         2.82
2002                                --        16.17        15.85       6.73         6.47

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                                --        14.99        14.19       (.63)        2.91
2005                                --        15.33        15.05       5.10         7.42
2004                                --        15.12        15.18      12.71        10.02
2003                                --        14.60        14.32       2.69         2.71
2002                                --        15.08        14.80       5.57         6.29

CALIFORNIA PREMIUM
INCOME (NCU)
-----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                                --        14.63        14.01       3.14         2.72
2005                                --        15.03        14.37      11.76         9.75
2004                                --        14.51        13.67      12.04        12.94
2003                                --        13.66        13.02       (.91)         .69
2002                                --        14.42        14.00       4.84         7.48
=========================================================================================
                                                            Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement       After Credit/Reimbursement**
                                           ------------------------------    ------------------------------
                                                           Ratio of Net                      Ratio of Net
                                             Ratio of        Investment        Ratio of        Investment
                                Ending       Expenses         Income to        Expenses         Income to
                                   Net     to Average           Average      to Average           Average
                                Assets     Net Assets        Net Assets      Net Assets        Net Assets
                            Applicable     Applicable        Applicable      Applicable        Applicable      Portfolio
                             to Common      to Common         to Common       to Common         to Common       Turnover
                           Shares (000)        Shares++          Shares++        Shares++          Shares++         Rate
=========================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                          $100,581           1.16%             5.89%           1.15%             5.90%             9%
2005                           104,510           1.14              5.85            1.13              5.86              9
2004                           104,618           1.17              6.17            1.16              6.17             25
2003                           100,427           1.17              6.13            1.16              6.14             26
2002                           104,137           1.21              6.65            1.19              6.66             30

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                           190,571           1.20              6.05            1.19              6.05             14
2005                           194,895           1.17              6.03            1.17              6.03              7
2004                           192,035           1.19              6.38            1.19              6.38             35
2003                           185,181           1.20              6.53            1.19              6.54             22
2002                           190,870           1.23              6.83            1.22              6.84              6

CALIFORNIA PREMIUM
INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                            84,467           1.23              6.09            1.21              6.10             20
2005                            86,785           1.21              6.08            1.20              6.09             13
2004                            83,772           1.23              6.62            1.22              6.63             19
2003                            78,859           1.24              6.72            1.24              6.72             24
2002                            83,249           1.27              7.07            1.26              7.08             10
=========================================================================================================================
                                 Preferred Shares at End of Period
                             -----------------------------------------
                               Aggregate     Liquidation
                                  Amount      and Market        Asset
                             Outstanding           Value     Coverage
                                    (000)      Per Share    Per Share
======================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
----------------------------------------------------------------------
Year Ended 8/31:
2006                             $45,000         $25,000      $80,878
2005                              45,000          25,000       83,061
2004                              45,000          25,000       83,121
2003                              45,000          25,000       80,793
2002                              45,000          25,000       82,854

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
----------------------------------------------------------------------
Year Ended 8/31:
2006                              95,000          25,000       75,150
2005                              95,000          25,000       76,288
2004                              95,000          25,000       75,535
2003                              95,000          25,000       73,732
2002                              95,000          25,000       75,229

CALIFORNIA PREMIUM
INCOME (NCU)
----------------------------------------------------------------------
Year Ended 8/31:
2006                              43,000          25,000       74,109
2005                              43,000          25,000       75,456
2004                              43,000          25,000       73,704
2003                              43,000          25,000       70,848
2002                              43,000          25,000       73,400
======================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


                                 See accompanying notes to financial statements.

                                  82-83 spread

          Selected data for a Common share outstanding throughout each period:


                                                   Investment Operations                                  Less Distributions
                              -----------------------------------------------------------------  -----------------------------------

                                                         Distributions   Distributions
                                                              from Net            from                  Net
                   Beginning                                Investment         Capital           Investment    Capital
                      Common                      Net        Income to        Gains to            Income to   Gains to
                       Share         Net    Realized/        Preferred       Preferred               Common     Common
                   Net Asset  Investment   Unrealized           Share-          Share-               Share-     Share-
                       Value      Income   Gain (Loss)         holders+        holders+   Total     holders    holders        Total
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                  $15.98       $1.01       $ (.25)           $(.21)           $ --    $ .55       $(.91)     $(.03)      $ (.94)
2005                   15.59        1.04          .50             (.12)             --     1.42        (.98)      (.05)       (1.03)
2004                   14.82        1.05          .76             (.06)             --     1.75        (.98)        --         (.98)
2003                   15.24        1.06         (.47)            (.07)             --      .52        (.94)        --         (.94)
2002                   15.13        1.07           --             (.10)             --      .97        (.86)        --         (.86)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.63         .97         (.19)            (.21)             --      .57        (.84)        --         (.84)
2005                   14.97         .98          .71             (.12)             --     1.57        (.91)        --         (.91)
2004                   14.18         .99          .77             (.06)             --     1.70        (.91)        --         (.91)
2003                   14.79        1.00         (.62)            (.07)             --      .31        (.89)      (.03)        (.92)
2002                   15.11        1.06         (.40)            (.11)             --      .55        (.87)        --         (.87)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.31         .97         (.20)            (.22)             --      .55        (.83)        --         (.83)
2005                   14.65         .97          .68             (.13)             --     1.52        (.86)        --         (.86)
2004                   13.72         .98          .88             (.07)             --     1.79        (.86)        --         (.86)
2003                   14.33         .98         (.66)            (.08)             --      .24        (.86)        --         (.86)
2002(a)                14.33         .83          .09             (.08)             --      .84        (.72)        --         (.72)

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.81        1.01         (.25)            (.22)             --      .54        (.85)        --         (.85)
2005                   15.35        1.01          .52             (.12)             --     1.41        (.90)      (.05)        (.95)
2004                   14.60        1.02          .84             (.06)           (.01)    1.79        (.91)      (.13)       (1.04)
2003                   15.14         .99         (.49)            (.07)           (.01)     .42        (.91)      (.05)        (.96)
2002(b)                14.33         .34          .92             (.03)             --     1.23        (.30)        --         (.30)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                   15.17         .95         (.25)            (.21)             --      .49        (.74)        --         (.74)
2005                   14.62         .96          .57             (.13)             --     1.40        (.85)        --         (.85)
2004                   13.79         .96          .84             (.06)             --     1.74        (.91)        --         (.91)
2003(c)                14.33         .64         (.33)            (.04)             --      .27        (.60)        --         (.60)
====================================================================================================================================
                                                                        Total Returns
                                                                    --------------------
                                                                                  Based
                             Offering                                                on
                            Costs and       Ending                               Common
                            Preferred       Common                   Based        Share
                                Share        Share       Ending         on          Net
                         Underwriting    Net Asset       Market     Market        Asset
                            Discounts        Value        Value      Value*       Value*
========================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                             $ --       $15.59       $15.97       5.47%        3.63%
2005                               --        15.98        16.07      14.62         9.41
2004                               --        15.59        15.00      12.07        12.11
2003                               --        14.82        14.30       4.79         3.37
2002                               --        15.24        14.55       3.67         6.75

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                               --        15.36        14.95       4.19         3.82
2005                               --        15.63        15.19      14.98        10.80
2004                               --        14.97        14.08      13.60        12.11
2003                               --        14.18        13.24       (.95)        2.16
2002                               --        14.79        14.28       (.27)        3.90

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                               --        15.03        14.84       8.50         3.81
2005                               --        15.31        14.49      15.75        10.69
2004                               --        14.65        13.33      11.97        13.36
2003                              .01        13.72        12.71      (3.20)        1.68
2002(a)                          (.12)       14.33        14.00      (1.68)        5.32

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                               --        15.50        15.70      10.72         3.62
2005                               --        15.81        15.00       9.00         9.46
2004                               --        15.35        14.67      12.54        12.53
2003                               --        14.60        14.00       (.35)        2.70
2002(b)                          (.12)       15.14        15.00       2.05         7.84

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2006                               --        14.92        14.27       4.56         3.43
2005                               --        15.17        14.38       7.46         9.84
2004                               --        14.62        14.19      11.54        12.86
2003(c)                          (.21)       13.79        13.56      (5.79)         .34
========================================================================================
                                                          Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------------
                                          Before Credit/Reimbursement       After Credit/Reimbursement**
                                         ------------------------------    ------------------------------
                                                         Ratio of Net                      Ratio of Net
                                           Ratio of        Investment        Ratio of        Investment
                              Ending       Expenses         Income to        Expenses         Income to
                                 Net     to Average           Average      to Average           Average
                              Assets     Net Assets        Net Assets      Net Assets        Net Assets
                          Applicable     Applicable        Applicable      Applicable        Applicable      Portfolio
                           to Common      to Common         to Common       to Common         to Common       Turnover
                         Shares (000)        Shares++          Shares++        Shares++          Shares++         Rate
=======================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                        $365,516           1.13%             6.22%            .83%             6.51%            13
2005                         374,265           1.12              6.22             .75              6.59              4
2004                         365,066           1.14              6.38             .70              6.83             12
2003                         346,918           1.15              6.44             .70              6.88             11
2002                         356,821           1.18              6.76             .72              7.22             33

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                         227,160           1.16              5.94             .73              6.36              9
2005                         231,140           1.16              5.94             .70              6.40              3
2004                         221,395           1.18              6.24             .72              6.70             13
2003                         209,722           1.18              6.30             .73              6.75             40
2002                         218,814           1.19              6.82             .73              7.28             32

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                         362,473           1.16              6.08             .70              6.54             10
2005                         369,262           1.17              6.05             .70              6.51              5
2004                         353,360           1.20              6.32             .73              6.78             13
2003                         330,829           1.20              6.33             .73              6.79             48
2002(a)                      345,470           1.15*             6.01*            .69*             6.47*            49

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                         236,525           1.17              6.12             .71              6.58              3
2005                         241,254           1.16              6.06             .71              6.51              4
2004                         234,186           1.18              6.28             .72              6.74             14
2003                         222,751           1.18              6.00             .72              6.46             71
2002(b)                      231,062           1.10*             4.98*            .60*             5.47*            12

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2006                          87,775           1.22              5.97             .73              6.46              4
2005                          89,272           1.21              5.95             .73              6.43              3
2004                          86,008           1.23              6.17             .73              6.67             20
2003(c)                       81,141           1.14*             5.25*            .67*             5.72*            45
=======================================================================================================================
                                Preferred Shares at End of Period
                            ----------------------------------------
                              Aggregate     Liquidation
                                 Amount      and Market        Asset
                            Outstanding           Value     Coverage
                                   (000)      Per Share    Per Share
=====================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
---------------------------------------------------------------------
Year Ended 8/31:
2006                           $175,000         $25,000      $77,217
2005                            175,000          25,000       78,466
2004                            175,000          25,000       77,152
2003                            175,000          25,000       74,560
2002                            175,000          25,000       75,974

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
---------------------------------------------------------------------
Year Ended 8/31:
2006                            110,000          25,000       76,627
2005                            110,000          25,000       77,532
2004                            110,000          25,000       75,317
2003                            110,000          25,000       72,664
2002                            110,000          25,000       74,731

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
---------------------------------------------------------------------
Year Ended 8/31:
2006                            187,000          25,000       73,459
2005                            187,000          25,000       74,367
2004                            187,000          25,000       72,241
2003                            187,000          25,000       69,229
2002(a)                         187,000          25,000       71,186

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------
Year Ended 8/31:
2006                            118,000          25,000       75,111
2005                            118,000          25,000       76,113
2004                            118,000          25,000       74,616
2003                            118,000          25,000       72,193
2002(b)                         118,000          25,000       73,954

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------
Year Ended 8/31:
2006                             45,000          25,000       73,764
2005                             45,000          25,000       74,595
2004                             45,000          25,000       72,782
2003(c)                          45,000          25,000       70,078
====================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through August 31, 2002.
(b) For the period March 25, 2002 (commencement of operations) through August 31, 2002.
(c) For the period November 21, 2002 (commencement of operations) through August 31, 2003.

                                 See accompanying notes to financial statements.


                                  84-85 spread

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)    Chairman of         1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                       the Board                   Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive           and Board                   Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606             Member                      (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Lead Independent    1997    Private Investor and Management Consultant.                           167
8/22/40                       Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Board member        1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Board member        1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Board member        2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Board member        2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       86

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider          Board member        1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale           Board member        1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine            Board member        2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman
                                                          (since 1997), Board of Directors, Rubicon, a pure
                                                          captive insurance company owned by Northwestern
                                                          University; Director (since 1997), Evanston
                                                          Chamber of Commerce and Evanston Inventure, a
                                                          business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman          Chief               1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                        Administrative              Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive           Officer                     Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors,
                                                          LLC (since 2006); Chartered Financial Analyst.


                                       87

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos            Vice President      2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson           Vice President      2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                        and Assistant               President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive           Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo             Vice President      1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond               Vice President      2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger            Vice President      1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                       and Secretary               Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson             Vice President      1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald         Vice President      1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       88

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                Vice President      1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                       and Controller              of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly               Chief               2003    Assistant Vice President and Assistant Secretary of the               167
2/24/70                       Compliance                  Nuveen Funds (since 2003); Assistant Vice President and
333 West Wacker Drive         Officer                     Assistant General Counsel (since 2003) of Nuveen Investments,
Chicago, IL 60606                                         LLC; previously, Associate (2001-2003) a the law firm of Vedder,
                                                          Price, Kaufman & Kammholz.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                 Vice President      2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                 Vice President      2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin               Vice President      1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                       and Assistant               Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive           Secretary                   and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons,

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071 Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands:
Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/ETF           o Investor education
                                o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-B-0806D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Nuveen Insured California Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
August 31, 2006                         $ 13,145                $ 0                $ 400                  $ 2,900
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
August 31, 2005                         $ 12,370                $ 0                $ 432                  $ 2,700
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                 0%                   0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND       AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS    SERVICE PROVIDERS (1)    SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------
August 31, 2006                         $ 0                     $ 2,200                  $ 0
---------------------------------------------------------------------------------------------------
Percentage approved                      0%                          0%                   0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------
August 31, 2005                         $ 0                     $ 2,200                  $ 0
---------------------------------------------------------------------------------------------------
Percentage approved                      0%                          0%                   0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEE  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                           BILLED TO FUND    REPORTING OF THE FUND)        ENGAGEMENTS)         TOTAL
----------------------------------------------------------------------------------------------------------------------
August 31, 2006                               $ 3,300               $ 2,200                   $ 0              $ 5,500
August 31, 2005                               $ 3,132               $ 2,200                   $ 0              $ 5,332

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME             FUND
Scott R. Romans  Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                              NUMBER OF
PORTFOLIO MANAGER      TYPE OF ACCOUNT MANAGED                ACCOUNTS        ASSETS
-------------------------------------------------------------------------------------------
Scott R. Romans        Registered Investment Company          28              $5.99 billion
                       Other Pooled Investment Vehicles        0              $0
                       Other Accounts                          4              $.25 million

* Assets are as of August 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the August 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           DOLLAR
                                                                                                           RANGE OF
                                                                                            DOLLAR         EQUITY
                                                                                            RANGE OF       SECURITIES
                                                                                            EQUITY         BENEFICIALLY
                                                                                            SECURITIES     OWNED IN
                                                                                            BENEFICIALLY   THE
                                                                                            OWNED IN       REMAINDER
                                                                                            FUND           OF NUVEEN
                                                                                                           FUNDS
                                                                                                           MANAGED BY
                                                                                                           NAM'S
                                                                                                           MUNICIPAL
NAME OF PORTFOLIO                                                                                          INVESTMENT
MANAGER             FUND                                                                                   TEAM
---------------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen Insured California Premium Income Municipal Fund 2, Inc.         $0             $10,000-$50,000
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. Currently, he manages investments for 29 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured California Premium Income Municipal Fund 2, Inc.
            ----------------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 8, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 8, 2006
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By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 8, 2006
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* Print the name and title of each signing officer under his or her signature.